Table of Contents
USAA Family of Funds                             1
Message from the President                       2
Fund Performance                                 4
Investment Review:
     Long-Term Fund                              6
     Intermediate-Term Fund                      9
     Short-Term Fund                            12
     Tax Exempt Money Market Fund               15
Shareholder Voting Results                      18
Financial Information:
     Statements of Assets and Liabilities       20
     Portfolios of Investments in Securities:
          Long-Term Fund                        23
          Intermediate-Term Fund                30
          Short-Term Fund                       42
          Tax Exempt Money Market Fund          51
     Notes to Portfolios of Investments         64
     Statements of Operations                   65
     Statements of Changes in Net Assets        66
     Notes to Financial Statements              68

Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Tax Exempt Fund, Inc., managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of September 30, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


                                                 Average Annual Total Return*
       Investment               Inception                                       Since     7-Day     30-Day(1)
       Objective                  Date          1 yr      5 yrs     10 yrs    Inception   Simple     SEC

Capital Appreciation
Aggressive Growth                10/19/81       46.21     22.58      12.68        -          -        -
Emerging Markets(2)               11/7/94         -         -          -        (.60)        -        -
Gold(2)                           8/15/84       (9.21)     2.95       4.46        -          -        -
Growth                             4/5/71       18.48     16.12      13.22        -          -        -
Growth & Income                    6/1/93       23.46       -          -        12.88        -        -
International(2)                  7/11/88        1.58     13.34        -         9.56        -        -
World Growth(2)                   10/1/92        6.47       -          -        12.43        -        -


Asset Allocation
Balanced Strategy                  9/1/95         -         -          -          .40        -        -
Cornerstone Strategy(2)#          8/15/84      10.89      11.97      12.98        -          -        -
Growth and Tax Strategy**#        1/11/89      13.86      10.20        -         9.35        -       3.75
Growth Strategy(2)                 9/1/95         -         -          -          .30        -        -
Income Strategy                    9/1/95         -         -          -         1.50        -        -


Income - Taxable
GNMA                               2/1/91       12.56       -          -         8.18        -       6.82
Income                             3/4/74       18.64     10.98      10.47        -          -       6.61
Income Stock                       5/4/87       20.54     15.74        -        11.95        -        -
Short-Term Bond                    6/1/93        9.37       -          -         5.15        -       6.58


Income - Tax Exempt
Long-Term(3)**                    3/19/82        9.83      8.25       8.92        -          -       5.73
Intermediate-Term(3)**            3/19/82        9.76      8.14       8.23        -          -       5.15
Short-Term(3)**                   3/19/82        6.41      5.65       5.94        -          -       4.33
California Bond(3)**               8/1/89       11.24      8.28        -         7.39        -       5.75
Florida Tax-Free Income(3)**      10/1/93        9.67       -          -         1.17        -       5.71
New York Bond(3)**               10/15/90        9.71       -          -         8.68        -       5.65
Texas Tax-Free Income(3)**         8/1/94       13.26       -          -         9.80        -       5.61
Virginia Bond(3)**               10/15/90       10.51       -          -         8.38        -       5.72


Money Market
Money Market(4)                    2/2/81        5.67      4.65       6.01        -         5.56      -
Tax Exempt Money Market(3),(4)**   2/6/84        3.57      3.45       4.40        -         3.89      -
Treasury Money Market Trust(4)     2/1/91        5.42       -          -         4.09       5.35      -
California Money Market(3),(4)**   8/1/89        3.53      3.27        -         3.70       3.79      -
Florida Tax-Free Money
             Market(3),(4)**      10/1/93        3.45       -          -         2.81      3.67       -
New York Money Market(3),(4)**   10/15/90        3.42       -          -         3.01      3.89       -
Texas Tax-Free Money
             Market(3),(4)**       8/1/94        3.46       -          -         3.33      3.57       -
Virginia Money Market(3),(4)**   10/15/90        3.44       -          -         3.19      3.62       -

(1)  Calculated as prescribed by the Securities and Exchange Commission.
(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**   IRAs are not available for tax-exempt funds. The Growth and Tax
     Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.
# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.




Message from the President

[Photograph of Michael J. C. Roth, President and Vice Chairman of the Board appears here]

In September I attended an Investment Company Institute conference for mutual fund directors. It was in Washington D.C., and the speakers included a current member of the House and a former senator. Both delivered similar messages: Expect a reform of the tax system.

This news is not a surprise to tax-exempt fund investors. As
I pointed out in a letter earlier this year, the tax-exempt bond market has spent much of 1995 adjusting to the expectation of lower tax rates. It has done this by narrowing the difference in yields between taxable and tax-exempt bonds. This adjustment has been well masked by the very handsome total returns in tax-exempt bonds this year. The portfolio managers will give you details in their reports.

                   "We will always remember that you are
                    the reason we are in business."

I wish I could give you simple guidance on where to go from here, but I cannot. In fact, one of the most difficult questions in reforming the tax system will be how to approach the tax-exempt bond market. It is not only important to you, the investor, but also to the state and local entities that borrow your money through these bonds.

Do we suddenly, in one fell swoop, dramatically raise their cost of borrowing? If we do, current owners of bonds will be hurt, but so will everyone who pays taxes in states and cities. Those borrowers will need more revenue to pay interest on their bonds. Therefore, a radical reform might lower federal taxes, but raise state and local taxes.
I do not think this is a desirable or desired outcome. It certainly is not a simple problem to solve.

I do not believe that any major change will take place until after the next national election. At this uncertain time I will make this pledge to you:

     We will watch the tax reform situation very closely.
     Our guidance to you will keep your interests uppermost.
     We will always remember that you are the reason we are in business.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Fund Performance

The graph and table below compare the total return of the three USAA tax-exempt bond funds for the 10-year period ended September 30, 1995, to the Lehman Brothers Municipal Bond Index, an unmanaged total return performance benchmark for the investment grade tax-exempt bond market. This index, like most broad market indices, is a hypothetical portfolio which, unlike a mutual fund, has no operating expenses or transaction costs. It assumes all income and capital gains are reinvested. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Average Annual Total Returns as of 9/30/95
                                            1 Year    5 Years   10 Years
                                            ------    -------   --------
Long-Term Fund                                9.83%    8.25%     8.92%
Intermediate-Term Fund                        9.76%    8.14%     8.23%
Short-Term Fund                               6.41%    5.65%     5.94%
Lehman Brothers Municipal Bond Index         11.18%    8.86%     9.65%


A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 9/30/85 to 9/30/95, with dividends and capital gains reinvested. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index    $25,121
USAA Long-Term Fund                  23,511
USAA Intermediate-Term Fund          22,059
USAA Short-Term Fund                 17,812

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable to shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph on the preceding page shows how the value of a $10,000 investment on September 30, 1985, in the Long-Term, Intermediate-Term, and Short-Term Funds would have grown in value to $23,511, $22,059, and $17,812, respectively, at September 30, 1995. The same $10,000 investment based on the long-term benchmark of the Lehman Brothers Municipal Bond Index for the same time period would be valued at $25,121. This comparisonillustrates that the longer the maturities of the bonds in a fund, the higher the potential returns offered to compensate investors for longer exposure to an uncertain future.
In other words, the higher the risk, the higher the potential reward. While past performance is no guarantee of future results, the USAA funds generally performed as expected, given their varying maturities - the longer the maturity, the greater the return.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority or the alternative minimum tax. Shareholders should consult their tax advisors about the status of distributions from a fund in their own states and localities.

Investment Review

Long-Term Fund
OBJECTIVE: Provide investors with interest income that is exempt from federal income tax.

Types of Investments: Invests primarily in investment grade tax-exempt securities of varying maturities. The average weighted portfolio maturity is 10 years or more.

                              3/31/95             9/30/95
Net Assets                $1,774.6 Million    $1,814.1 Million
Net Asset Value Per Share     $12.96              $13.16

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995              4.70%*
1 Year                                            9.83%
5 Years                                           8.25%
10 Years                                          8.92%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995            5.73%**

**Calculated as prescribed by the Securities and Exchange Commission.


A graph is shown here comparing the 12-month dividend yield of the USAA Long-Term Fund and the Lipper General Municipal Debt Funds Average from 9/30/86 to 9/30/95. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Long-Term
          Fund   8.09  8.30  7.55  7.29  7.38  6.93  6.45  5.83  6.01  6.13

Lipper General
  Muni. Debt.
  Funds Avg.     7.51  7.66  7.13  6.96  6.93  6.46  6.01  5.33  5.45  5.16



The Lipper General Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/86 to 9/30/95.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


Message from the Manager

[Photograph of Kenneth E. Willmann, Portfolio Manager, appears here]

Long-Term Fund

The bull market in bonds, which began in November 1994, continued during the six-month period ending September 30, 1995. The standard for bond interest rates, the active 30-year U.S. Treasury bond (the long bond), fell from a yield of 7.43% on March 31, 1995, to 6.53% on September 30, 1995. This resulted in a 10.2% rise in price.

Tax-exempt bonds also benefited, but to a lesser degree. The Bond Buyer 40-Bond Index (BBI40) is an industry benchmark for long-term municipal bonds. Its yield declined from 6.37% on March 31, 1995, to 6.07% on September 30, 1995. The resultant price rise was a modest 1.6%. The Long-Term Fund's performance mirrored the index. The net asset value (NAV) per share rose 1.5% from March 31, 1995, to September 30, 1995. The 30-Day SEC yield was still an attractive 5.73%at the end of that period.

What Happened

Why did tax-exempt bonds respond in this relatively subdued fashion? The clue is in the difference in yield decline between the long bond and the BBI40. Tax-exempt bonds typically yield less than taxable bonds because the market gives them credit for the tax exemption. On March 31, 1995, the BBI40 yield was 85.8% of the yield of the long bond. By September 30, 1995, that ratio had risen to 93.4%. The reason is all the rhetoric about tax reform emanating from the federal government. The market for tax-exempt bonds, in its collective wisdom, reduced the credit given for tax exemption. In short, the market was nervous. See the "Message from the President" on page two for a discussion of the tax reform debate.

Outlook

I believe the U.S. economy is slowly decelerating. This gradual slowdown should keep inflationary pressures in check, which has the further effect of keeping interest rates from rising. In fact, I believe interest rates are more likely to decline than to rise over the next few months.

I will continue to follow a strategy of favoring tax-exempt income over capital gains while maintaining a high-quality portfolio. For the six months ended September 30, 1995, the annualized dividend yield(1) on the Long-Term Fund was 6.10%, well ahead of Lipper's General Municipal
Debt Funds average of 5.07%.(2) I believe such a strategy is preferable for tax-sensitive investors in the upper income tax brackets.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

See page 23 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.


Portfolio Ratings/Mix
September 30, 1995

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the USAA Long-Term Fund to be:
AAA - 17%, AA - 32%, A - 26%, BBB - 23% and Cash Equivalents -
2%.]


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service.


Investment Review

Intermediate-Term Fund

OBJECTIVE: Provide investors with interest income that is exempt from federal income tax.

Types of Investments: Invests primarily in investment grade tax-exempt securities of varying maturities. The average weighted portfolio maturity is between 3 and 10 years.

                                 3/31/95            9/30/95
Net Assets                 $1,529.8 Million    $1,622.9 Million
Net Asset Value Per Share        $12.50             $12.83


Average Annual Total Returns as of 9/30/95

March 31, 1995 to September 30, 1995         5.54%*
1 Year                                       9.76%
5 Years                                      8.14%
10 Years                                     8.23%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995       5.15%**

**Calculated as prescribed by the Securities and Exchange Commission.


A graph is shown here comparing the 12-month dividend yield of the USAA Intermediate-Term Fund and the Lipper Intermediate Municipal Debt Funds Average from 9/30/86 to 9/30/95. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Intermediate-
  Term Fund     7.72  7.31  7.14  7.01  6.98  6.67  6.07  5.35  5.55  5.50

Lipper Int. Muni. Debt
   Funds Avg.   6.71  6.40  6.33  6.42  6.33  5.96  5.45  4.68  4.67  4.50



The Lipper Intermediate Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/86 to 9/30/95.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Clifford A. Gladson, Portfolio Manager, appears here]

Credit Market Review

Since our March 31, 1995, report, we have seen a gradual slowdown of the growth in the domestic economy and a very subdued rate of inflation.
On July 6, 1995, the Federal Reserve (Fed) responded to these developments by cutting short-term rates by .25%. The credit markets, having gained confidence in the Fed's ability to hold inflation in check, reacted by driving down bond yields.

Recent Fund Performance

My primary objective is to purchase a combination of high-grade and investment-grade municipal bonds that maximize distributable tax-exempt income. A secondary, and sometimes competing goal, is to maximize the Fund's total return. Even though bond yields fell as bond prices rose over the last six months, it is my pleasure to report that your Fund continues to post solid performance in both dividend yield and total return.

For the six-month period, the Fund provided an annualized dividend yield(1) of 5.53%, which was well above the 4.50% average dividend yield of the 131 funds in the Lipper Municipal Intermediate Debt Fund Index.(2) During this period, the Fund's share price increased $.33 or 2.64%.

Your Fund's total return(3) for the last six months was 5.54%. This compares quite favorably to the 4.57% average for the Lipper Index.

Independent Credit Analysis

In the past, I have emphasized that we utilize the credit ratings of three nationally recognized statistical rating organizations(4) as guidelines, but actual purchase decisions are based on our independent credit analysis. While most analysts employ the three Cs (character, cash flow, and collateral), the art of credit analysis transcends simple formulas. The analyst must develop a forward-looking judgement that builds on past events to assess a creditor's future willingness, ability, and incentive to pay. We don't want to prepare for the previous war.

There are a number of high-grade securities rated A or better, some with ratings of AAA, that I will not purchase. On the other hand, if a holding is downgraded below the investment level, we do not sell automatically. This might be the easiest action for the portfolio manager to make, but it may not be in the best interest of the shareholder. It is USAA IMCO policy to conduct an independent analysis to determine if the bond is "dollar good." Then the portfolio manager must decide if it is in the best interest of the shareholder to hold or sell the security. If the decision is made to hold the security, it is placed on close and constant surveillance. This independent analysis and constant monitoring is performed by a seasoned team of fixed-income professionals who look out for your best interests.

Interest Rate Outlook

With inflation running well below 3% and the economy growing at a moderate rate, it appears interest rates for intermediate-term debt will remain in a narrow range.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

(4) Rating services include Fitch Investors Service, Inc., Moody's Investors Service, and Standard & Poor's Corporation.

See page 30 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.


Portfolio Ratings/Mix
September 30, 1995

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the USAA Intermediate-Term Fund to be: AAA - 17%, AA - 13%, A - 46%, BBB - 18%, BB - 5% and Cash Equivalents - 1%.]


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for .2% and .1%, respectively, of the Fund's investments.

Investment Review

Short-Term Fund

OBJECTIVE: Provide investors with interest income that is exempt from federal income tax.

Types of Investments: Invests primarily in investment grade tax-exempt securities of varying maturities. The average weighted portfolio maturity is 3 years or less.

                                      3/31/95       9/30/95

Net Assets                        $801.2 Million $778.2 Million
Net Asset Value Per Share             $10.47        $10.60

Average Annual Total Returns as of 9/30/95

March 31, 1995 to September 30, 1995         3.66%*

1 Year                                       6.41%
5 Years                                      5.65%
10 Years                                     5.94%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995       4.33%**

** Calculated as prescribed by the Securities and Exchange Commission.

A graph is shown here comparing the 12-month dividend yield of the USAA Short-Term Fund and the Lipper Short-Term Municipal Debt Funds Average from 9/30/86 to 9/30/95. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Short-
  Term Fund   6.39  5.80  5.96  6.35  6.51  6.14  5.15  4.44  4.30  4.65

Lipper Short-
  Term Muni.
  Debt Funds
  Average     6.16  5.60  5.72  6.13  6.19  5.87  5.14  4.31  3.94  4.12


The Lipper Short-Term Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/86 to 9/30/95.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Clifford A. Gladson, Portfolio Manager, appears here]

Credit Market Review

Since our report of March 31, 1995, it appears that the rate of growth in the economy has slowed to a level that will preserve the current low inflation rate. On July 6, 1995, the Federal Reserve (Fed) responded to these developments by cutting short-term rates by .25%. Having gained confidence in the Fed's ability to hold inflation in check, the short-term credit market reacted by lowering yields.

Recent Fund Performance

My two objectives are to purchase a combination of high-grade and investment-grade municipal bonds that maximize distributable tax-exempt income and maintain a relatively stable share price. Even though short-term tax-exempt yields fell over the last six months, your Fund continued to offer solid returns.

For the six-month period, the Fund provided an annualized dividend yield(1) of 4.71%, which was above the 4.16% average dividend yield of the 53 funds in Lipper Short-Term Municipal Debt Fund Index.(2) During this period, the Fund's share price increased $.13 or 1.24%.

Your Fund's total return(3) for the last six months was 3.66%. This compares quite favorably to the 3.26% average for the Lipper Index.

Who's The Boss?

Recently, I was asked, "Who's your boss?" I answered, "I report to Ken Willmann, and I am paid by USAA IMCO, but as a Chartered Financial Analyst
(CFA), I work for the shareholder."(4)

While I have been a CFA for over five years, this is the first report where I specifically asked that the CFA professional designation be printed after my name. My request was not made to promote my investment prowess, but to emphasize high ethical standards demanded of every CFA.
The president and every portfolio manager at IMCO are CFAs. Each CFA is responsible for advising their employer of the CFA's obligation to comply with the AIMR Code of Ethics and Standards of Professional Conduct(5) and is subject to sanctions for code violations. Sections III and IV of the Code emphasize the CFA's duty is first to the shareholders. The shareholders' interests must be placed ahead of the firm, the firm's employees, and the CFA. Given USAA's nearly 75 years of putting the member first, the Code is very compatible with USAA's business practices and internal code of ethics. So, you're my boss.

Interest Rate Outlook

With inflation running well below 3% and the economy growing at a moderate rate, it appears that short-term interest rates will continue to slowly decline.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

(4) Chartered Financial Analyst is a designation awarded by the Institute of Chartered Financial Analysts (IFCA) to experienced financial analysts who pass examinations in economics, financial accounting, portfolio management, security analysis, and standards of conduct.

(5) Association for Investment Management and Research (AIMR).

See page 42 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.


Portfolio Ratings/Mix
September 30, 1995

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the USAA Short-Term Fund to be:
AAA - 14%, AA - 18%, A - 37%, BBB - 14%, BB - 2% and Cash
Equivalents - 15%.]


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA Investment
Management Company to be of equivalent investment quality to categories A and BBB account for 1.4% and 1.0%, respectively, of the Fund's investments.

Investment Review

Tax Exempt Money Market Fund

Objective: Provide investors with interest income that is exempt from federal income tax while preserving capital and maintaining liquidity.

Types of Investments: High quality tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

*An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                              3/31/95             9/30/95
Net Assets                               $1,456.7 Million    $1,451.4 Million
Net Asset Value Per Share                     $1.00               $1.00

Average Annual Total Returns as of 9/30/95

March 31, 1995 to September 30, 1995         1.86%**
1 Year                                       3.57%
5 Years                                      3.45%
10 Years                                     4.40%

** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1995     3.89%


[A graph is shown here comparing the 7-day yield of the USAA Tax
Exempt Money Market Fund and the IBC/Donoghue's SB & GP (Tax-Free) from 9/94 to 9/95. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/25/95, for the USAA Tax Exempt Money Market Fund is 3.75% and the ending value for the IBC/Donoghue's SB & GB (Tax-Free) is 3.37%.]


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.

Message from the Manager

[Photograph of Thomas Ramos, Portfolio Manager, appears here]

Credit Market Review

The Federal Reserve Board (Fed), the central monetary authority, has a direct impact on short-term interest rates. On July 6, 1995, the Fed lowered short-term interest rates by .25%. The move stemmed from concerns by the Fed that its increases of short-term rates, primarily in 1994, had so weakened the economy that a recession was possible. Since the Fed's last move in July, short-term Treasury yields have moved slightly higher as the economy appears to be recovering. For 1995 one-year tax-exempt notes peaked in early January at slightly higher than 5.0%, and hit a low of 3.7% in early June. Since June, yields on one-year tax-exempt notes have moved modestly higher and have averaged 3.85%. Currently, one-year tax-exempt notes are about 3.85%, which is 72% of taxable yields.

Strategy

Given the market environment, I have been very selective about the issues purchased for your Fund. Generally, we have bought only a few fixed-rate notes and instead have focused on competitively-yielding variable rate demand notes (VRDNs).(1) These are issues which can be put back at par with a seven-day notice. They have a competitive market yield without locking the Fund into an extended maturity. VRDNs are primarily guaranteed by large, financially-strong banks. We diligently monitor the credit quality of these banks through site visits, management contacts and reviews of the banks' financial statements.

The fixed-rate notes we have purchased usually have a one-year maturity. They are all high-quality securities. Most of the notes are general obligations of states, cities, or school districts. We have been much more selective this year in purchasing these types of issues. For example, while historically we have bought several California issues, because of the widely publicized problems in the state we have only purchased a small number. For the securities we have purchased, and as in the case with all of the securities we hold - our research team rigorously reviews the issues we own, and we feel comfortable in continuing to hold them.

The Portfolio

The average maturity of the Fund has decreased by approximately six days to an average of 60 days since our last report. The current shorter maturity provides the Fund flexibility, giving me the opportunity to invest its assets at attractive rates in the future.

(1) Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.

See page 51 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

An investment in this fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

[A graph is here showing the growth of $10,000, from 9/30/85 to 9/30/95, invested in the USAA Tax Exempt Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $15,385.]

Past performance is no guarantee of future results and the value of your investment may vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.


Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown by Fund for proposal (2) and by aggregate for the entire USAA Tax Exempt Fund, Inc.
(the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                            Votes           Votes
     Director                                For           Withheld
     ---------------------------------------------------------------
     Hansford T. Johnson                1,263,957,222     40,330,706
     Michael J.C. Roth                  1,262,975,844     41,312,084
     John W. Saunders, Jr.              1,263,409,381     40,878,547
     George E. Brown                    1,250,233,665     54,054,263
     Howard L. Freeman, Jr.             1,259,213,299     45,074,629
     Richard A. Zucker                  1,252,694,421     51,593,507
     Barbara B. Dreeben                 1,242,417,451     61,870,477


Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office will terminate on December 31, 1995.

(2) Proposals to reclassify, amend or eliminate certain investment restrictions as follows:

Proposal to reclassify the investment restriction on illiquid securities from fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than the following:

                                                              Number of Shares Voting
                                                         For         Against        Abstain
                                                         ----------------------------------
15% of the value of the Long-Term
     Fund's net assets                              75,799,180     7,884,385       3,607,552
15% of the value of the Intermediate-
     Term Fund's net assets                         68,352,888     7,686,773       3,712,025
15% of the value of the Short-Term Fund's
     net assets                                     34,881,095     4,632,447       1,805,090
10% of the value of the Tax Exempt
     Money Market Fund's net assets                672,944,579    97,502,899      46,235,368


Proposal to amend the restriction that a Fund may not underwrite any issue of securities to state that a Fund may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

Long-Term Fund                       76,122,978     7,295,878    3,872,261
Intermediate-Term Fund               68,510,619     7,148,958    4,092,109
Short-Term Fund                      35,138,804     4,166,295    2,013,534
Tax Exempt Money Market Fund        675,726,352    92,934,502   48,021,993

Proposal to amend the restriction relating to borrowing to allow a Fund to borrow an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

                                                           Number of Shares Voting
                                                       For          Against       Abstain
                                                       ----------------------------------
Long-Term Fund                                     73,343,451     10,198,125     3,749,541
Intermediate-Term Fund                             66,146,686      9,708,639     3,896,361
Short-Term Fund                                    33,809,984      5,555,376     1,953,273
Tax Exempt Money Market Fund                      650,733,353    120,281,441    45,668,052

Proposal to amend the restriction relating to lending portfolio securities to permit a Fund to lend up to 1/3 of its total assets to other parties.

Long-Term Fund                                     74,248,255      9,353,034     3,689,828
Intermediate-Term Fund                             67,056,509      8,839,623     3,855,555
Short-Term Fund                                    34,451,571      4,867,770     1,999,291
Tax Exempt Money Market Fund                      656,973,580    112,865,642    46,843,624

Proposal to eliminate the unnecessary restriction relating to investments in taxable securities, while retaining the restriction that during normal market conditions investments will be made so that 80% of the Fund's annual income will be exempt from federal personal income tax. Note that it is anticipated that substantially all of the income of each Fund will continue to be tax-exempt.

Long-Term Fund                                     73,826,839     10,057,187     3,407,091
Intermediate-Term Fund                             66,941,422      9,169,326     3,640,938
Short-Term Fund                                    33,772,734      5,370,095     2,175,804
Tax Exempt Money Market Fund                      647,575,662    127,029,351    42,077,833

Proposal to eliminate the restriction prohibiting a Fund from purchasing restricted securities.

Long-Term Fund                                     74,573,885      8,679,187     4,038,046
Intermediate-Term Fund                             67,537,065      8,239,702     3,974,919
Short-Term Fund                                    34,057,223      4,922,342     2,339,068
Tax Exempt Money Market Fund                      657,417,306    110,553,052    48,712,489

Proposal to amend the 5% issuer diversification restriction to apply to 75% of a Fund's total assets rather than 100%.

Long-Term Fund                                     75,378,712      8,143,073     3,769,331
Intermediate-Term Fund                             68,159,259      7,833,649     3,758,779
Short-Term Fund                                    34,290,829      4,821,597     2,206,207
Tax Exempt Money Market Fund                      667,726,629    103,709,222    45,246,996

(3) Proposal to ratify or reject the selection by the Board of Directors of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending March 31, 1996.
                                                1,220,377,387     32,420,032    51,490,499

[CAPTION]

Statements of Assets and Liabilities
(In Thousands)

September 30, 1995
(Unaudited)
                                                                                                            Tax Exempt
                                                      Long-Term      Intermediate-        Short-Term       Money Market
                                                        Fund            Term                 Fund             Fund
                                                      ---------      -------------        ----------       ------------

Assets
     Investments in securities, at market value
       (identified cost of $1,694,383, $1,542,776,
       $752,178, and $1,436,954, respectively)       $  1,780,139     $  1,610,737        $  760,470        $ 1,436,954
     Cash                                                   1,572            4,193               951              2,048
     Receivables:
        Capital shares sold                                15,446              390               386              1,866
        Interest                                           30,930           24,191            10,472             12,906
        Securities sold                                    19,828             _               15,150             17,000
                                                     ------------     ------------        ----------        -----------
               Total assets                             1,847,915        1,639,511           787,429          1,470,774
                                                     ------------     ------------        ----------        -----------

Liabilities

     Securities purchased                                  30,340           13,614             7,501                -
     Capital shares redeemed                                  269              709               951             18,584
     USAA Investment Management Company                       416              371               179                332
     USAA Transfer Agency Company                              91               89                57                 87
     Accounts payable and accrued expenses                    159              152               113                183
     Dividends on capital shares                            2,506            1,640               469                216
                                                      -----------      -----------        ----------        ----------

               Total liabilities                           33,781           16,575             9,270             19,402
                                                      -----------      -----------        ----------         ----------

                Net assets applicable to capital
                   shares outstanding                $  1,814,134     $  1,622,936      $    778,159        $ 1,451,372
                                                     ============     ============      ============        ===========

Represented by:

      Paid-in capital                                $  1,785,640     $  1,564,620      $    773,832        $ 1,451,372
      Accumulated net realized loss on investments        (57,262)          (9,645)           (3,965)               _
      Net unrealized appreciation of investments           85,756           67,961             8,292                _

                                                     ------------     ------------      ------------        -----------
         Net assets applicable to capital shares
                      outstanding                    $  1,814,134     $  1,622,936      $    778,159        $ 1,451,372
                                                     ============     ============      ============        ===========

      Capital shares outstanding                          137,841          126,523            73,443          1,451,372
                                                     ============     ============      ============        ===========

      Net asset value, redemption price, and
             offering price per share                $      13.16     $      12.83      $      10.60        $     1.00
                                                     ============     ============      ============        ==========

See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

September 30, 1995
(Unaudited)


Fixed Rate Instruments _ consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds _ provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) _ provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) _ adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Long-Term Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

     Principal                               Coupon         Final       Market
       Amount          Security               Rate        Maturity       Value
     ---------         --------              ------       --------      ------


                             Fixed Rate Instruments (96.2%)
             Alaska
             Housing Finance Corp. Collateralized RB,
$  11,705     1991 Second Series                6.90%     6/01/32    $  12,124
   16,820     1993 First Series                 5.88     12/01/35       15,847
   10,460     1994 First Series                 6.70     12/01/19       10,747
   15,195     1995 First Series                 6.55     12/01/37       15,441
             Valdez Marine Terminal RB,
   21,175     Series 1985A                      7.00     12/01/25       22,583
   22,000     Series 1985A                      5.75     11/01/28       21,060
   63,435     Series 1993C                      5.65     12/01/28       59,559

             Arizona
   16,745     Salt River Project Agriculture and
              Power District Electric System RB,
              Series 1987E                      7.25      1/01/17(a)    17,825

             California
   30,400     Central Valley Financing Auth. RB  6.20     7/01/20       29,683
   23,000     San Joaquin Hills Transportation
                                             RB  6.97(b)  1/01/14        6,673
   74,000     San Joaquin Hills
                            Transportation RB    6.75     1/01/32       74,748
             Colorado
   11,480     Summit County Sports Facilities RB,
                                   Series 1990   7.88     9/01/08       13,473
             District of Columbia
   12,350     Health Facilities Mortgage RB,
                                Series 1985      7.75     8/01/29        2,882
    8,000     Hospital RB, Series 1992B          7.00     8/15/15        7,881

             Florida
    1,750     Orange County Health Facilities
                          Auth. RB, Series 1995  6.75     7/01/20        1,733
   30,000     Orlando and Orange County Expressway
                    Auth. RB, Series 1993        5.95     7/01/23       29,203

             Georgia
   20,000     GO, Series 1995B                   3.20     3/01/15       14,305
   10,000     Savannah Economic Development
                       Auth. PCRB,Series 1995    6.15     3/01/17       10,203
             Illinois
              Chicago Gas Supply RB,
   13,500         Series 1985B                   7.50     3/01/15       14,935
    7,500         Series 1985C                   7.50     3/01/15        8,297
   17,250         Series 1995A                   6.10     6/01/25       17,248
   13,725     Chicago - O'Hare International Airport RB,
                  Series 1994                    8.20    12/01/24       16,029
   13,000     Educational Facilities Auth. RB    5.70    12/01/25       12,441
              Health Facilities Auth. RB,
    4,160         Series 1988                    8.10    12/01/03        4,227
   17,775         Series 1992                    7.00     1/01/15       18,552
   10,170         Series 1993A                   6.95    11/15/13       10,476
   16,360         Series 1993A                   7.00    11/15/19       16,619
   12,540         Series 1993B                   6.95    11/15/13       12,918
    6,745         Series 1993B                   7.00    11/15/19        6,852
   19,600     Quincy Hospital RB, Series 1993    6.00    11/15/18       18,368
   10,980     Regional Transport Auth. GO,
                  Series 1994C (CRE)             7.10     6/01/25       12,018
              Indiana
    5,535     Fifth Avenue Housing Development
                  Corp. RB, Series 1992C         7.25     7/01/25        5,741
  100,675     Health Facility Financing Auth. RB,
                  Series 1992C                   7.89(b)  7/01/23       13,215
   40,000     Indianapolis Airport Facility RB   6.80     4/01/17       41,919
              Kansas
   60,245     Sedgwick County Mortgage Loan RB,
                    Senior Series 1991A          7.11(b) 12/01/22        8,372
              Kentucky
   21,065     Boone County PCRB, Series 1992A    6.50    11/15/22       21,930
   12,500     Jefferson County PCRB,
                        Series 1995A             5.90     4/15/23       12,432
              Louisiana
    9,000     Delhi IDA RB, Series 1982          7.50    12/01/12        9,350
   25,730     Lake Charles Harbor and Terminal
                   District Port Facilities RB   7.75     8/15/22       28,698
   51,420     Orleans Parish School Board GO
                                  (CRE)          7.65     2/01/14       51,620
              Massachusetts
   24,000     GO, Series 1991A                   7.63     6/01/08(a)    27,950
   15,400     Health and Educational Facilities
                   Auth. RB, Series G1           5.50    12/01/27       13,499
              Michigan
    9,900     Battle Creek Downtown Development Auth.
                 Development Bonds, Series 1994  7.60     5/01/16       10,914
   13,500     Hospital Finance Auth. MFH RB,
                                Series 1994A     7.50    10/01/27       13,670
    6,500     Job Development Auth. RB,
                              Series 1990A       8.00    12/01/13        7,195
              Minnesota
   29,940     St. Paul Housing and Redevelopment Auth.
                    Hospital RB, Series 1993-A   6.63    11/01/17       29,377
              Mississippi
              Lafayette County Hospital RB,
    2,940                 Series 1991A           7.95     3/01/16        3,172
   15,175                 Series 1991B           7.95     3/01/16       16,371
              Union County Hospital RB,
    4,450                 Series 1991A           7.95     3/01/16        4,801
    8,350                 Series 1991B           7.95     3/01/16        9,008
              Missouri
   22,185     Environmental Improvement and Energy
                 Resources Auth. PCRB, Series
                   1984G-2 (CRE)                 8.25    11/15/14       23,335
              Nevada
   15,650     Humboldt County PCRB, Series 1984  8.30    12/01/14       18,446
              New Hampshire
   13,070     Business Finance Auth. PCRB,
                     Series 1993                 6.63     2/01/22       13,109
   10,785     Higher Educational and Health
              Facilities Auth. RB, Series 1993   6.38     7/01/23       10,397
              New Mexico
   16,000     Chaves County Hospital RB          7.25    12/01/22       16,211
   30,100     Lordsburg PCRB                     6.50     4/01/13       31,177
              New York
    8,920     Dormitory Auth. RB, Series 1993C   5.40     5/15/23        7,906
   15,500     Energy Research and Development RB,
                    Series 1995A                 6.10     8/15/20       15,420
   52,000     Housing New York Corp. MFH RB      5.00    11/01/18       45,312
   21,875     Housing New York Corp. MFH RB      5.50    11/01/20       20,068
              Medical Care Facilities Finance Agency RB,
   36,275         Series 1994A (CRE)             6.90     8/15/34       38,902
   13,900         Series 1995A                   6.85     2/15/17       14,274
    5,880         Series 1995A                   6.38    11/15/19        5,976
              New York City GO,
   12,875         Series 1993A                   6.25     8/01/20       12,572
   50,000         Series 1995B                   7.25     8/15/19       52,983
              North Carolina
   19,905     Housing Finance Agency RB,
                 Series R                        6.95     9/01/23       20,923
              Ohio
   13,000     Air Quality Development Auth. RB,
                 Series 1995                     6.10     9/01/30       12,925
              Pennsylvania
              Philadelphia Gas Works RB,
   26,470         14th Series                    6.38      7/01/26      26,413
    2,925         14th Series A                  6.38      7/01/14       2,943
              Puerto Rico
              Electric Power Auth. RB,
   21,175         Series T                       6.38      7/01/24      21,795
   25,450         Series X                       6.13      7/01/21      25,521
              Rhode Island
   25,000     Housing and Mortgage Finance Corp.
                    Single-Family Housing RB,
                       Series 15-A               6.85     10/01/24      26,102
              South Carolina
   27,515     Piedmont Municipal Power Agency RB,
                   Series 1991                   4.00      1/01/23      18,862
              South Dakota
   16,155     Housing Development Auth. Home
                 Mortgage RB, Series 1993A       6.00      5/01/21      16,008
              Texas
   19,500     Bell County Health Facilities Development
                    Corp. RB, Series 1989        6.50      7/01/19(a)   21,113
    6,855     Department of Housing and Community
                Affairs RB, Series 1991A         6.95      7/01/23       7,146
   12,500     Harris County Health Facilities RB,
                    Series 1992                  7.13      6/01/15      13,213
   19,100     Harris County IDC RB, Series 1992  6.95      2/01/22      20,081
    9,630     Red River Auth. PCRB, Series 1984  7.88      9/15/14      10,142
   21,055     San Antonio Electric and Gas RB,
                     Series 1989A                6.00      2/01/14      21,108
   10,435     Tyler Health Facilities Development
                  Corp. RB, Series 1993B         6.75     11/01/25      10,172
   20,000     Waco Health Facilities RB         10.13     11/01/15      20,487
              Utah
    7,000     Juab County PCRB, Series 1991      6.00(d)   8/01/11       6,617
              Virginia
    9,300     Henrico County IDA Hospital RB,
                        Series 1985C             7.50      9/01/11(a)   10,629
   26,100     Housing Development Auth.
                Commonwealth Mortgage RB, Series
                1990B, Subseries B5              6.90      7/01/13      27,085
   21,950     Peninsula Ports Auth. RB,
                  Series 1992 (CRE)              7.38      6/01/20      23,338
              Washington
   66,485     King County GO, Series 1994A       6.25      1/01/34      67,314
   68,500     Seattle Metropolitan Sewer RB,
                   Series V                      6.20      1/01/32      69,373
              West Virginia
   12,500     Water Development Auth. RB,
                    Series 1991A (CRE)           7.00      11/01/25     13,441
              Wyoming
   33,735     Community Development Auth.
               Single-Family Housing RB,
                        Series 1993A             6.10       6/01/33     32,906
                                                                     ---------
              Total fixed rate instruments (cost: $1,660,173)        1,745,929
                                                                     ---------

                              Variable Rate Demand Notes (1.9%)
              California
    2,900     Richmond Joint Powers Financing Auth. Lease
                  RB, Series 1994 (CRE)          4.75       9/01/04      2,900
    6,610     San Diego Housing Auth. MFH RB,
                    Series 1985L (CRE)           5.50      12/01/08      6,610
              Colorado
    5,200     Denver City and County MFH RB,
                    Series 1985 (CRE)            4.75      12/01/09      5,200
              Pennsylvania
              Schuylkill County IDA RB,
    7,900           Series 1985 (CRE)            4.60      11/01/09      7,900
    7,500           Series 1985 (CRE)            4.50      12/01/11      7,500
              Virginia
    4,100     Loudoun County IDA RB, Series
                                1985 (CRE)       4.60       9/01/15      4,100
                                                                    ----------
               Total variable rate demand notes (cost: $34,210)         34,210
                                                                    ----------
               Total investments (cost: $1,694,383)                 $1,780,139
                                                                    ==========


Portfolio Summary By Industry
-----------------------------
Hospitals                    16.5%
Electric Power               13.2
General Obligations          11.0
Single-Family Housing        10.6
Toll Roads                    6.1
Oil - International           5.7
Escrowed Securities           4.3
Gas Utilities                 3.8
Sewer                         3.8
Buildings                     3.6
Air Freight                   2.3
Metals - Miscellaneous        1.7
Distribution & Pipelines      1.6
Ports/Wharfs                  1.4
Paper & Forest Products       1.3
Healthcare - Miscellaneous    1.2
Leasing                       1.1
Education                     1.0
Multi-Family Housing          1.0
Other                         6.9
                             ----

Total                        98.1%
                             ====

                            Portfolio Summary By State
                            --------------------------
    Alaska         8.7%    Arizona                  1.0%   California     6.6%
    Colorado       1.0     District of Columbia     1.1    Florida        1.7
    Georgia        1.4     Illinois                 9.3    Indiana        3.4
    Kansas          .5     Kentucky                 1.9    Louisiana      4.9
    Massachusetts  2.3     Michigan                 1.8    Minnesota      1.6
    Mississippi    1.8     Missouri                 1.3    Nevada         1.0
    New Hampshire  1.3     New Mexico               2.6    New York      11.8
    North Carolina 1.2     Ohio                      .7    Pennsylvania   2.5
    Puerto Rico    2.6     Rhode Island             1.4    South Carolina 1.0
    South Dakota    .9     Texas                    6.8    Utah            .4
    Virginia       3.6     Washington               7.5    West Virginia   .7
    Wyoming        1.8                                                   ----
                                                               Total     98.1%
                                                                         ====
Intermediate-Term Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

   Principal                               Coupon          Final       Market
    Amount             Security             Rate         Maturity       Value
   ---------           --------            ------        --------      ------

                             Fixed Rate Instruments (90.2%)
            Alaska
$  10,000   North Slope Borough GO, Series
                    1995A (CRE)            5.75%(b)       6/30/06    $  5,590
            Arizona
    4,000   Educational Loan Marketing Corp. RB,
                    Series 1992A            6.70          3/01/00       4,221
            Arkansas
    7,520   Mississippi County Hospital RB,
              Series 1992B                  6.85         11/01/02       8,104
    8,635   St. Francis County Hospital RB,
              Series 1985                   6.50          2/01/05       9,053
    2,850   Student Loan RB, Series 1991    7.15          6/01/02       3,042
            California
   10,500   Contra Costa Transportation Auth. RB,
                Series 1991A (CRE)          6.30(b)       3/01/03(a)    7,309
            Foothill/Eastern Transportation Corridor
                Agency RB,
   10,000       Series 1995A                 6.87(b)      1/01/10       5,411
   15,000       Series 1995A                 7.10(b)      1/01/11       8,091
    9,085       Series 1995A                 6.82(b)      1/01/13       4,891
   30,505   Pleasanton Joint Powers Financing Auth. RB,
                Series 1993A                 6.00         9/02/05      31,917
    3,300   Sacramento Cogeneration Auth. RB,
                Series 1995                  6.38         7/01/10       3,347
   20,920   Sacramento Municipal Utility
                District Electric RB,
                 Series 1993D                5.25        11/15/04      21,221
   10,900   San Diego Port Facilities RB,
                    Series 1992 (CRE)        6.60        12/01/02      10,169
            San Joaquin Hills Transportation RB,
    3,525           Series 1993              7.05(b)      1/01/05       2,472
    8,305           Series 1993              7.87(b)      1/01/06       5,855
    5,000           Series 1993              7.50(b)      1/01/07       3,535
   16,795           Series 1993              7.71(b)      1/01/08      11,985
   12,695   Southern California Public Power
               Auth. RB, Series 1992         6.10(b)      7/01/04       8,022
            Colorado
    5,200   Arapahoe County IDA RB, Series
                 1991                        7.00         2/01/01       5,627
   10,000   Highlands Ranch Metropolitan
               District #2 GO, Series 1991
                (CRE)                        6.70         6/15/01      10,632
   10,310   Student Obligations RB, Series
                1991A-2                      6.90         9/01/02      10,770
            District of Columbia
            GO,
    9,000          Series 1987A              7.40         6/01/99       9,345
   27,750          Series 1993A              5.80         6/01/04      26,814
    8,000          Series 1994A-3            5.50         6/01/06       7,397
   11,780          Series E                  5.75         6/01/05      11,185
   12,000          Series E                  5.75         6/01/06      11,305
    6,250   Hospital RB, Series 1992B        6.75         8/15/07       6,320
            Florida
    5,000   Housing Finance Agency MFH RB,
                            Series 1984C     6.25        12/01/06       5,156
    4,355   Miami Health Facilities Auth.
                          RB, Series 1988A   7.75         8/01/00       4,692
    5,935   Nassau County PCRB,
                        Series 1989          7.65         6/01/06       6,406
    3,570   Pensacola Health Facilities
                            RB, Series 1988  7.50         1/01/98(a)    3,773
            Georgia
    7,300   Gwinnett County MFH RB, Series
                   1985B (CRE)               7.50         6/01/98       7,748
    8,760   Metropolitan Atlanta Rapid
                Transit RB, Series M         6.25         7/01/03       9,533
            Municipal Electric Auth. RB,
   26,305         Series 1993CC              7.00         1/01/07      29,862
    6,500         Series Q                   7.75         1/01/00       7,065
            Guam
            Power  Auth. RB,
    2,195           Series 1994A             6.00        10/01/05       2,256
    2,180           Series 1994A             6.13        10/01/06       2,250
    2,580           Series 1994A             6.20        10/01/07       2,657
            Illinois
    3,000   Bedford Park Tax Increment RB,
                      Series 1993            7.38        12/01/04       3,241
    8,685   Chicago GO, Series 1986A         7.40         1/01/00       9,046
   21,235   Chicago-O'Hare International
            Airport RB,Series 1994A (CRE)    6.20         1/01/07      23,061
   10,110   Development Finance Auth.
                    RB, Series 1995          7.00         3/01/07      10,479
            Health Facilities Auth. RB,
    3,120       Series 1989                  7.75         5/15/00(a)    3,519
    6,700       Series 1992                  7.00         1/01/07       7,143
    1,675   Independent Higher Education
              Loan Auth. RB, Series
              1985 (CRE)                     7.50        12/01/99       1,687
   15,000   Joliet Gas Supply RB,
              Series 1984B                   8.00         6/01/99      16,592
            Indiana
            Health Facility Financing Auth. RB,
      620       Series 1991                  8.50         9/01/96         639
      620       Series 1991                  8.50         9/01/97         639
      205       Series 1991                  8.50         9/01/98         212
      205       Series 1991                  8.50         9/01/99         212
   20,300       Series 1993                  5.40        11/01/05      20,657
    5,900       Series 1993                  5.90        11/01/09       5,913
   16,800       Series 1994                  6.20         7/01/09      17,187
            Marion County Hospital Auth. RB,
    8,400       Series 1992                  6.10        10/01/03       8,789
    6,500       Series 1992                  6.55        10/01/08       6,854
            Pike Township School Building Corp. RB,
    4,600       Series 1992A                 6.00         2/01/06       4,844
    4,700       Series 1992A                 6.00         8/01/06       4,949
    3,150   Scottsburg Economic Development RB,
                Series 1990                  7.13         3/01/99       3,290
            Iowa
   10,000   Student Loan Liquidity Corp. RB,
                Series 1992A                 6.45         3/01/02      10,595
            Kansas
    5,000   Kansas City IDA PCRB,
                Series 1984                  5.45         4/01/06       4,972
            Louisiana
    9,650   Orleans Parish School Board RB,
                    Series 1991 (CRE)        6.63         2/01/02       9,675
    8,500   Vidalia IDA RB, Series 1983      7.50        12/01/00       8,542
            Maine
   40,400   Bucksport Solid Waste
                   Disposal RB               6.25         5/01/10      40,878
    3,615   Winslow PCRB, Series 1985A       9.00         6/01/00       3,660
            Maryland
    2,260   Community Development
               Administration RB,
               1987 Second Series            7.60         4/01/99       2,338
   12,725  Transportation Facilities
               Auth. RB, Series 1992 (CRE)   6.00(b)      7/01/04       8,200
           Massachusetts
  15,000   GO, Series 1991D                  6.63         7/01/03      16,603
   3,640   Housing Finance Agency RB,
               Series 1992C                  6.35        11/15/03       3,847
  14,495   Industrial Finance Agency RB,
               Series 1989A                  7.10         8/01/99      15,746
           New England Education Loan
             Marketing Corp. RB,
  45,200       Series 1985A                  5.80         3/01/02      47,235
  10,750       Series 1993A                  5.70         7/01/05      10,805
           Michigan
  23,330   Dickinson County Economic
               Development Corp. RB,
               Series 1989                   6.55         3/01/07      24,479
   5,000   State Hospital Finance Auth. RB,
               Series 1995A                    7.50      10/01/07       5,330
           Minnesota
           South St. Paul Housing and Redevelopment
               Auth. Hospital Facility RB,
  13,500       Series 1994                   6.50        11/01/04      13,881
   9,095       Series 1994                   6.75        11/01/09       9,329
               Mississippi
  15,000   Adams County PCRB, Series 1994A   5.50        12/01/05      15,232
           Lafayette County Hospital RB,
     720       Series 1991A                  7.70         3/01/03         785
   3,725       Series 1991B                  7.70         3/01/03       4,062
   3,720   Prentiss County Hospital RB,
               Series 1985                   6.50         2/01/05       3,790
           Union County Hospital RB,
   1,100       Series 1991A                  7.70         3/01/03       1,243
   2,045       Series 1991B                  7.70         3/01/03       2,310
           Nevada
  16,640   Clark County School District GO,
                Series 1991B (CRE)           6.24(b)      3/01/04      11,039
           New Hampshire
           Higher Educational and Health Facilities
               Auth. RB,
   2,655       Series 1985A (CRE)            7.50        12/01/00       2,707
   2,275       Series 1990                   8.50        12/01/01       2,414
           New Jersey
  15,000   Economic Development Auth. RB,
                    Series 1994A (CRE)       5.88         7/01/11      15,243
  32,260   Turnpike Auth. RB, Series 1991A   6.50         1/01/03      35,745
           New Mexico
   6,595   Chaves County Hospital RB,
             Series 1992                     7.25        12/01/10       6,727
           New York
             Dormitory Auth. RB,
   7,625         Series 1993A                5.88         5/15/11       7,513
   2,725         Series 1994B                5.90         5/15/06       2,775
   2,500         Series 1994B                6.00         5/15/07       2,525
   6,550   Environmental Facilities Corp. PCRB,
                 Series 1991E                6.40         6/15/03       7,132
   4,730   GO, Series 1995A                  5.60         3/15/06       4,851
   2,275   Housing Finance Agency Service Contract RB,
               Series 1995A                  6.25         9/15/10       2,277
           Medical Care Facilities Finance Agency RB,
   5,000       Series 1994A (CRE)            6.40         2/15/07       5,545
   5,000       Series 1994A (CRE)            6.50         2/15/08       5,542
   2,675       Series 1995A                  6.70         2/15/05       2,763
   2,750       Series 1995A                  6.70         8/15/05       2,844
   2,860       Series 1995A                  6.75         2/15/06       2,961
   2,940       Series 1995A                  6.75         8/15/06       3,047
   3,045       Series 1995A                  6.80         2/15/07       3,159
   3,130       Series 1995A                  6.80         8/15/07       3,248
   7,780       Series 1995A                  6.00        11/15/10       7,880
   5,700       Series 1995A                  6.80         8/15/12       5,863
   2,560   Mortgage Agency RB, Series EE-1   7.75        10/01/00       2,623
           New York City GO,
  10,160       Series 1991D                  8.00         8/01/99      11,249
   1,375       Series 1991D (Escrowed)       8.00         8/01/99(a)    1,549
  12,780       Series 1992H                  6.88         2/01/04      13,631
  17,000       Series 1993B                  6.75        10/01/04      18,088
   9,000       Series 1993C                  6.50         8/01/04       9,429
  15,000       Series 1994A                  6.25         8/01/08      15,057
  13,000   New York City Municipal Assistance Corp. RB,
               Series 67                     7.30        7/01/00       14,502
           New York City Municipal Water Finance RB,
   3,295       Series 1992A                  6.70        6/15/03        3,627
   3,345       Series 1992A                  6.70        6/15/03(a)     3,738
  27,665       Series 1994B                  5.30        6/15/06       27,704
           Thruway Auth. RB,
   7,500       Series 1995                   6.00        4/01/09        7,556
   2,150       Series 1995                   6.10        4/01/10        2,166
           North Carolina
   6,000   Municipal Power Agency #1 RB,
                      Series 1992            6.00         1/01/04       6,184
           Ohio
   4,000     IDA RB, Series 1992             5.75        12/01/02       4,156
           Oklahoma
  54,460     Grand River Dam Auth. RB, Series
                                1993         4.00         6/01/04      50,995
           Industries Auth. Health Facilities RB,
   2,350       Series 1989A                  7.30         6/01/01(a)    2,622
   2,045       Series 1989A                  7.30         6/01/01       2,253
   2,355   Tulsa County Home Finance Auth. RB,
               Series 1990 (CRE)             7.10         5/01/02       2,633
           Pennsylvania
  13,000   Finance Auth. RB                  6.60        11/01/09      13,887
   9,440   GO, Second Series 1992            6.11(b)      7/01/04       6,078
   3,565   Housing Finance Agency RB, Series
               1992                          5.90         7/01/04       3,630
   5,000   York County IDA RB, Series 1992   6.25         7/01/02       5,327
           Puerto Rico
           Electric Power Auth. RB,
   5,000       Series S                      7.00         7/01/06       5,702
   4,420       Series X                      5.80         7/01/09       4,488
   4,500       Series X                      5.90         7/01/10       4,568
   4,000       Series X                      6.00         7/01/11       4,060
  22,200   Housing Bank and Finance Agency
                                RB           7.50        12/01/06      24,454
   8,005   Municipal Finance Agency RB,
                        Series 1992A         5.80         7/01/04       8,298
  14,060   Public Building Auth. RB,
               Series K                      6.50         7/01/03      15,380
           Public Improvement GO,
  24,850       Series 1993                   5.38         7/01/05      25,367
   7,500       Series 1994                   6.10         7/01/06       8,040
   7,825       Series 1994                   6.20         7/01/07       8,358
           Rhode Island
           Housing and Mortgage Finance Corp. RB,
   6,180       Series 15-B                   6.30        10/01/07       6,371
   7,600       Series 1995A (CRE)            5.70         7/01/07       7,710
           South Dakota
   5,400   Rapid City IDA RB, Series 1990    7.25        11/01/00       5,898
           Tennessee
   2,500   Shelby County Hospital RB, Series
               1993                          5.10        11/01/03       2,472
           Texas
           Abilene Higher Education Facilities Corp. RB,
   1,500       Series 1995                   6.00        10/01/06       1,535
   2,010       Series 1995                   6.10        10/01/07       2,058
   2,130       Series 1995                   6.20        10/01/08       2,181
   3,495   Brazos County Health Facilities RB,
               Series 1989B                  7.50         1/01/01(a)    3,813
  15,400   Gulf Coast Waste Disposal Auth. PCRB,
               Series 1992                   6.13        11/01/04      16,271
   6,200   Gulf Coast Waste Disposal Auth. RB,
               Series 1994                   5.70         5/01/06       6,283
           Harris County Toll Road RB,
   6,195       Series 1995A (CRE)          5.85(b)        8/15/09       2,869(c)
   9,175       Series 1995A (CRE)          5.90(b)        8/15/10       3,991(c)
   9,140       Series 1995A (CRE)          6.00(b)        8/15/11       3,702(c)
   9,115       Series 1995A (CRE)          6.05(b)        8/15/12       3,458(c)
   5,000   Houston Water and Sewer System RB,
               Series 1992B                6.00          12/01/04       5,329
           Lower Colorado River Auth. RB,
  33,000         Fifth Supplemental Series 5.25           1/01/05      33,480
  11,700         Series 1992 (CRE)         6.45(b)        1/01/03       8,142
   5,000   Metro Health Facilities Development Corp.
                 Hospital RB, Series 1993  5.25           1/01/06       4,880
  11,790   Public Finance Auth. RB (CRE)   6.06(b)        2/01/04       7,708
           San Antonio Electric and Gas RB,
   4,190        Series 1989                7.00           2/01/01       4,553
  10,000        Series 1991B (CRE)         6.38(b)        2/01/04       6,538
   4,000   Trinity River IDA RB            7.25           2/01/04       4,493
   6,530   Tyler Health Facilities
               Development Corp. RB,
                Series 1993B               6.63          11/01/11       6,388
   1,095   Waco Health Facilities RB       9.38          11/01/97       1,121
   7,255   Water Resources Finance Auth.
                 RB, Series 1989           7.25           2/15/01       7,880
           Utah
           Intermountain Power Agency RB,
  16,430        Series 1988B (CRE)         6.48(b)        7/01/03      11,000
  21,895        Series 1988B (CRE)         6.18(b)        7/01/04      13,801
           Virginia
   5,000   Isle of Wight County IDA PCRB,
                Series 1994                5.80           5/01/04       5,199
   4,905   Loudoun County IDA Hospital RB,
                Series 1990                7.50           6/01/98       5,003
           Washington
  15,800   GO, Series R-1989B              7.20           9/01/00      16,986
   5,500   King County GO, Series 1993A    5.90          12/01/07       5,801
           West Virginia
  16,940   School Building Auth. RB,
                Series 1994                6.25           7/01/04      18,224
           Wyoming
     491   Farm Loan Board COP, Series
                 1989 (CRE)                6.50          12/01/99         491

           Total fixed rate instruments (cost: $1,399,678)          ---------
                                                                    1,464,346
                                                                    ---------

                                     Put Bonds (7.8%)
           Alabama
   4,000   Housing Finance Auth. MFH RB,
                  Series 1992C (CRE)       5.90           8/01/07       4,014
           California
   3,535   Woodland MFH RB, Series 1994A   6.05          12/01/24       3,633
           Florida
  10,205   Broward County Housing Finance Auth. MFH RB,
                    Series 1991 (CRE)      7.20           5/01/07      10,593
   6,245   Housing Finance Agency RB, Series 1994B
                                           5.70          10/01/24       6,440
           Illinois
  13,795   Arlington Heights MFH RB, Series
                        1991 (CRE)         7.25           5/01/11      14,319
   9,945   Glendale Heights MFH RB, Series
                       1985A (CRE)         7.70           1/01/09      10,048
   8,055   Hoffman Estates MFH RB, Series
                       1985A (CRE)         7.00          12/01/09       8,226
           Kansas
   6,590   Merriam MFH RB, Series
                       1991A (CRE)         7.25           4/01/21       6,868
           Louisiana
  18,110   Public Facilities Auth. RB, Health and
             Education Facilities, Series
             1985A (CRE)                   7.30          12/01/15      18,875
   4,360   Shreveport Home Mortgage Auth. RB,
                    Series 1995A (CRE)     6.40           9/01/25       4,409
           New Mexico
   7,700   Bernalillo County MFH RB, Series
                   1994A (CRE)             6.50          10/01/19       7,895
           Ohio
   5,500   Montgomery County IDA RB, Series
                   1992 (CRE)              6.50           2/01/07       5,849
           Texas
   2,500   Gregg County Housing Finance Corp. RB,
                    Series 1995A           6.40           9/01/25       2,521
           Utah
     840   Housing Finance Agency RB,
                 Series 1985B              9.13           7/01/07         848
           Salt Lake County MFH RB,
  10,240         Series 1995A-1 (CRE)      5.70          10/01/25      10,255
   6,500         Series 1995B-1 (CRE)      5.70          10/01/25       6,510
           Washington
   4,885   Chelan County Public Utility District #1 RB,
                 Series E                  5.70           7/01/68       4,838
                                                                     --------
               Total put bonds (cost: $122,848)                       126,141
                                                                     --------


                Variable Rate Demand Notes (1.2%)
           California
   6,700   Orange County Apartment Development RB,
                Series 1985, Issue X (CRE) 5.75          11/01/08       6,700
  10,000   San Bernardino County MFH RB,
                    Series 1992A (CRE)     5.50           8/01/05      10,000
           Illinois
     400   Health Facilities Auth. RB,
                    Series 1985A (CRE)     4.45           1/01/16         400
           Louisiana
   2,550   Calcasieu Parish Industrial Development
               Board RB, Series
               1993B (CRE)                 4.55           2/01/16       2,550
           New York
     400   New York City Trust for Cultural
                  Resources RB,
                  Series 1990B (CRE)       4.85           12/01/15       400
           Texas
     200  Port Arthur Navigation District PCRB,
                   Series 1994             4.45           10/01/24        200
                                                                    ---------
              Total variable rate demand notes (cost: $20,250)         20,250
                                                                    ---------

               Total investments (cost: $1,542,776)                $1,610,737
                                                                   ==========




Portfolio Summary By Industry

General Obligations                     17.1%
Electric Power                          14.5
Hospitals                               13.4
Multi-Family Housing                    10.2
Paper & Forest Products                  6.4
Toll Roads                               6.3
Student Loan                             5.8
Special Assessment/Tax/Fee               4.2
Water Utilities                          3.1
Education                                2.9
Sales Tax Obligations                    2.5
Airports                                 1.4
Finance - Municipal                      1.4
Chemicals                                1.0
Gas Utilities                            1.0
Manufacturing - Diversified Industries   1.0
Single-Family Housing                    1.0
Other                                    6.0
                                        ----
     Total                              99.2%
                                        ====



                         Portfolio Summary By State
Alabama                 .2% Alaska          .3%   Arizona          .3%
Arkansas               1.2  California     8.9    Colorado        1.7
District of Columbia   4.5  Florida        2.3    Georgia         3.3
Guam                    .4  Illinois       6.6    Indiana         4.6
Iowa                    .7  Kansas          .7    Louisiana       2.7
Maine                  2.7  Maryland        .7    Massachusetts   5.8
Michigan               1.8  Minnesota      1.4    Mississippi     1.7
Nevada                  .7  New Hampshire   .3    New Jersey      3.1
New Mexico              .9  New York      12.4    North Carolina   .4
Ohio                    .6  Oklahoma       3.6    Pennsylvania    1.8
Puerto Rico            6.7  Rhode Island    .9    South Dakota     .4
Tennessee               .2  Texas          8.6    Utah            2.6
Virginia                .6  Washington     1.7    West Virginia   1.1
Wyoming                 .1                                       ----
                                                       Total     99.2%
                                                                 ====

Short-Term Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)


    Principal                                  Coupon    Final      Market
      Amount             Security               Rate    Maturity     Value
    ---------            --------              ------   --------    ------

                           Fixed Rate Instruments (68.9%)
             Alaska
$  1,500     Anchorage Hospital RB, Series 1991 6.30%  10/01/95     $  1,500
             North Slope Borough GO,
   7,000          Series 1988G                  8.35    6/30/98        7,673
   2,000          Series 1992A (CRE)            4.65    6/30/97        2,014
   6,000          Series 1993B (CRE)            4.50    1/01/98        6,002
   1,250          Series 1995A (CRE)            4.85(b) 6/30/99        1,053
             Arizona
   1,750     Educational Loan Marketing Corp. RB,
                    Series 1992A                6.70    3/01/00        1,847
             Arkansas
   2,635     Mississippi County Hospital RB,
                  Series 1992B                  6.05    5/01/97        2,678
   2,315     St. Francis County Hospital RB,
                  Series 1985                   5.40   12/01/97        2,366
             California
             Foothill/Eastern Transportation Corridor
                    Agency RB,
  1,500             Series 1995A                6.80(b) 1/01/05          826
  2,000             Series 1995A                6.95(b) 1/01/07        1,087
  4,865      Pleasanton Joint Powers Financing Auth. RB,
                    Series 1993A                5.20    9/02/98        4,909
             Sacramento Cogeneration Auth. RB,
  1,000             Series 1995                 5.80    7/01/01        1,017
    900             Series 1995                 5.90    7/01/02          918
    500      Series 1995                        6.00    7/01/03          511
 12,615      San Joaquin Hills Transportation
                    RB                          7.10(b) 1/01/00        9,539
  3,500      San Joaquin Hills Transportation
                    RB                          7.16(b) 1/01/01        2,471
             Colorado
 13,000      Centennial Water and Sanitation District GO,
                    Series 1991A (CRE)          6.50    6/15/96       13,192
  3,000     Student Obligation RB, Series
                    1991A-1                     6.20    9/01/96        3,033
            District of Columbia
 18,790     GO, Series 1994A-3                  4.70    6/01/99       17,914
            Florida
  1,115     Orange County Health Facilities Auth. RB,
                    Series 1995                 5.63    7/01/01        1,108
            Georgia
  7,100     Municipal Electric Auth. RB, Series BB
                                                4.50    1/01/98        7,095
            Guam
               GO,
 20,000        Series 1994A                     5.75    8/15/99       20,619
  5,000        Series 1995A                     5.38    9/01/00        5,002
 10,000        Series 1995A                     5.50    9/01/01       10,067
            Power Auth. RB,
  1,640        Series 1994A                     5.50   10/01/99        1,673
  1,725        Series 1994A                     5.60   10/01/00        1,768
            Idaho
            Student Loan RB,
  3,705        Series 1992                      5.95    4/01/96        3,706
  3,540        Series 1992                      5.95   10/01/96        3,541
  3,330        Series 1992                      6.00    4/01/97        3,328
            Illinois
  9,000     Cook County GO (CRE)                7.38   11/01/08(a)    10,139
            Development Finance Auth. RB,
  3,500        Series 1985                      5.70   10/01/99        3,566
  1,215        Series 1995                      6.13    3/01/98        1,226
  1,285        Series 1995                      6.25    3/01/99        1,304
  4,310     Hodgkins Tax Increment RB, Series
               1995A                            6.90   12/01/01        4,357
  1,000     Student Assistance Commission RB,
               Series 1992AA                    5.05    3/01/97        1,005
            Indiana
            Health Facility Financing Auth. RB,
  4,200        Series 1991                      6.25    9/01/96(a)     4,296
  9,100        Series 1993                      4.65   11/01/98        9,183
 12,600        Series 1994                      5.38    7/01/01       12,839
  4,200     Marion County Hospital Auth.
               RB, Series 1992                  5.25   10/01/97        4,272
            Kentucky
  2,000     Higher Education Student Loan RB,
               Series A                         4.40   12/01/98        1,996
            Louisiana
 10,000     De Soto Parish PCRB, Series 1993A   5.05   12/01/98       10,023
               Offshore Terminal Auth. RB,
  7,920        Series 1992B                     6.00    9/01/01        8,337
  5,000        Series 1992B                     6.20    9/01/03        5,334
  4,900        Series 1994B                     5.85    9/01/00        5,109
  3,440     Saint Charles Parish PCRB           7.63    6/01/03        3,702
            Massachusetts
            New England Education Loan Marketing Corp. RB,
 14,800        Series 1985A                     5.80    3/01/02       15,466
 14,675        Series 1993H                     4.75   12/01/99       14,745
  5,000        Series A                         6.13    9/01/99        5,294
  5,995     Turnpike Auth. RB, Series A         4.75    1/01/02(a)     6,291
            Michigan
            Hospital Finance Auth. RB,
  3,500        Series 1995                      7.00   10/01/01        3,696
  3,500        Series 1995A                     6.80   10/01/00        3,662
            Minnesota
  4,475     Southern MN Municipal Power Agency RB,
               Series A                         4.30    1/01/99        4,428
            Mississippi
            Lafayette County Hospital RB,
     75        Series 1991A                     7.35    3/01/96           75
    395        Series 1991B                     7.35    3/01/96          399
            Union County Hospital RB,
    115        Series 1991A                     7.35    3/01/96          116
    215        Series 1991B                     7.35    3/01/96          218
            Missouri
  6,530     Higher Education Loan Auth. RB,
               Series 1992A                     5.00    2/15/97        6,564
            Nevada
  8,640     Reno GO, Series 1991                6.30    4/01/96        8,730
            New Jersey
    790     Expressway Auth. RB, Series 1962    4.75   12/01/02(a)       792
            New Mexico
  2,300     Educational Assistance Foundation Student
                Loan RB, Senior Series 1993-2A  4.40   12/01/97        2,298
            New York
                Dormitory Auth. RB,
  1,285         Series 1994B                    5.10    5/15/99        1,308
  2,190         Series 1994B                    5.30    5/15/00        2,241
 25,805    Environmental Facilities Corp. PCRB,
                Series 1994A                    5.50    6/15/99       26,833
  7,500    GO, Series 1991                      6.40    3/01/96        7,578
  5,325    Medical Care Facilities Finance
                Agency RB, Series 1994A (CRE)   5.80    2/15/01        5,628
           New York City GO,
  9,000         Series 1992B                    7.00    2/01/96        9,081
 10,000         Series 1994D                    6.00    8/15/99       10,386
  8,000         Series 1994H                    5.30    8/01/99        8,113
  5,000         Series 1995A                    5.40    8/01/00        5,050
  5,000         Series 1995D                    6.50    2/01/02        5,236
  7,880    Thruway Auth. RB, Series 1995        5.10    4/01/01        7,895
           North Carolina
  3,000    Charlotte-Mecklenberg Hospital RB,
                Series 1992                     5.20    1/01/97        3,043
           Oregon
  5,000    Clackamas County Hospital RB,
                      Series 1992A              5.30   10/01/96        5,065
           Pennsylvania
           Beaver County Finance Auth. RB,
 12,000         Series 1986A (CRE)              8.00   11/01/09(a)    12,720
  4,000         Series 1986B (CRE)              8.00   11/01/09(a)     4,240
 17,290    Higher Education Assistance Agency Student
                Loan RB, Series 1985A (CRE)     6.80   12/01/00       18,550
 11,770    IDA Economic Development RB, Series
                       1991A                    6.30    1/01/96       11,837
           Puerto Rico
           Electric Power Auth. RB,
  4,365          Series S                       6.00    7/01/99        4,592
  3,600          Series T                       6.00    7/01/99        3,788
  5,000    Highway and Transportation Auth. RB,
                 Series U                       5.50    7/01/97        5,102
  6,000    Housing Bank and Finance Agency RB   4.75   12/01/00        5,921
  5,000    Municipal Finance Agency RB,
                 Series 1992A                   4.75    7/01/97        5,034
 14,000    Public Improvement GO, Series 1993   4.55    7/01/98       14,089
  9,900    Telephone Auth. RB, Series M         4.30    1/01/98        9,870
           Tennessee
  7,595    Clarksville Public Building Auth. RB,
                 Series 1993                    4.75   12/01/00        7,577
  2,000    Shelby County Hospital RB,
                 Series 1993                    4.50   11/01/98        1,991
           Texas
           Abilene Higher Education Facilities Corp. RB,
  1,335          Series 1995                    5.30   10/01/99        1,361
  1,280          Series 1995                    5.40   10/01/00        1,307
  1,480          Series 1995                    5.50   10/01/01        1,513
  1,000          Series 1995                    5.60   10/01/02        1,019
  1,405    Harris County Health Facilities RB,
                 Series 1991A                   6.00    2/15/96        1,415
  1,450    Houston Water and Sewer System RB,
                 Series 1992B                   4.90   12/01/97        1,467
  4,090    Pasadena GO, Series 1994             5.75    2/15/99        4,259
  6,500    San Antonio Electric and Gas RB,
                 Series 1991A                   6.00    2/01/96        6,551
           Virginia
  1,650    Fairfax County Economic Development
                 Auth. RB, Series 1991A         7.13    6/01/96        1,671
           West Virginia
 13,480    School Building Auth. Capital Improvement RB,
                  Series 1994                   6.00    7/01/00       14,239
           Wisconsin
  1,000    Housing and Economic Development Auth. RB,
                    Series 1992A                5.20   11/01/96        1,005
                                                                    --------
           Total fixed rate instruments (cost: $529,169)             536,494
                                                                    --------

                                    Put Bonds (13.8%)
           California
  2,200    Modesto MFH RB, Series 1992A (CRE)   5.00    3/01/06        2,203
  7,500    Redwood City MFH RB, Series
                    1985B (CRE)                 5.20   10/01/08        7,500(c)
           Colorado
  5,000    Denver City and County Airport System RB,
                    Series 1991C (CRE)          6.00   12/01/25        5,126
           Florida
           Housing Finance Agency MFH RB,
  5,000             Series 1983F                5.35   12/01/05        5,068
  4,000             Series 1983G                5.35   12/01/05        4,055
  5,000    Orange County Housing Auth. MFH RB,
                    Series 1985H (CRE)          4.50   11/01/97        5,003
           Illinois
           Development Finance Auth. RB,
  5,000             Series 1993A (CRE)          5.00    1/01/28        5,042
 13,580             Series 1993B-1              4.38    6/01/28       13,574
 11,900    Educational Facilities Auth. RB,
                    Series 1992 (CRE)           5.63    10/01/26      11,981
           Kansas
  6,270    Lenexa Health Care Facilities RB,
                    Series 1991                 6.25     5/15/11(a)    6,358
           Maryland
  9,000    Howard County MFH RB, Series
                    1984 (CRE)                  6.00    12/01/05       9,090
           Michigan
  7,000    Ottawa County Economic Development RB,
                    Series 1991 (CRE)           6.38     5/01/16       7,074
           Nebraska
  7,310    Investment Finance Auth. MFH RB,
                    Series 1985 (CRE)           6.63     9/01/05       7,376
           Pennsylvania
  3,800    Armstrong County Hospital Auth. RB,
                    Series 1992A (CRE)          5.25    11/01/12       3,875
 13,625    Montgomery County Redevelopment
                    MFH RB, Series 1991A (CRE)  6.13     8/01/07      13,666
                                                                     -------
           Total put bonds (cost: $106,024)                          106,991
                                                                     -------

                        Variable Rate Demand Notes (15.0%)
           Alabama
  3,650    Gadsden Industrial Development PCRB,
                    Series 1994                  4.85    6/01/15       3,650
           Alaska
  3,400    Anchorage Higher Education RB,
                    Series 1993 (CRE)            4.50    7/01/17       3,400
           California
  8,200    Hemet MFH RB, Series 1984A (CRE)      5.40    6/01/96       8,200
 27,000    Los Angeles Community Redevelopment Agency
                    MFH RB, Series 1989 (CRE)    5.50    4/01/09      27,000
 21,810    Orange County Housing Auth. MFH RB,
                    Series 1985-AA (CRE)         5.50   12/01/08      21,810
  3,205    Sacramento County MFH RB,
                    Series 1988B (CRE)           5.50   12/01/98       3,205
           Colorado
  2,100    Denver City and County MFH RB,
                    Series 1985 (CRE)            4.75   12/01/09       2,100
           Florida
  6,900    Dade County Health Facilities Auth. RB,
                    Series 1990 (CRE)            4.60    9/01/20       6,900
  5,800   Jacksonville PCRB, Series 1995         4.50    5/01/29       5,800
          St. Lucie County PCRB,
  3,000             Series 1993                  4.75    1/01/26       3,000
  5,300             Series 1995                  4.50    3/01/27       5,300
  2,000   Volusia County Health Facilities Auth. RB,
                    Series 1995 (CRE)            4.70    9/01/20       2,000
          Georgia
  2,200   Burke County Development Auth. PCRB,
                    Series 1994                  4.75   10/01/24       2,200
          Illinois
  2,000   Health Facilities Auth. RB,
                    Series 1985A(CRE)            4.45    1/01/16       2,000
    920   West Frankfort Commercial
                    Redevelopment RB             6.78    4/01/07         920
          Michigan
  7,400   Strategic Fund RB, Series 1994         4.50    2/01/09       7,400
          New Hampshire
  6,000   Manchester Housing Auth. MFH RB,
                    Series 1990A (CRE)           6.00    6/15/15       6,000
          Tennessee
  2,700   Bradley County IDRB, Series
                    1993C (CRE)                  4.55   11/01/17       2,700
          Texas
  3,400   Harris County IDC PCRB, Series 1984A   4.60    3/01/24       3,400
                                                                     -------
          Total variable rate demand notes (cost: $116,985)          116,985
                                                                     -------
               Total investments (cost: $752,178)                   $760,470
                                                                    ========



            Portfolio Summary By Industry
General Obligations              21.4%
Multi-Family Housing             17.1
Student Loan                     10.2
Hospitals                         9.1
Electric Power                    8.5
Finance - Municipal               5.3
Special Assessment/Tax/Fee        3.7
Toll Roads                        3.6
Water Utilities                   3.5
Ports/Wharfs                      2.4
Education                         1.8
Community Service                 1.5
Escrowed Securities               1.5
Nursing Care                      1.5
Chemicals                         1.4
Paper & Forest Products           1.3
Telephones                        1.3
Other                             2.6
                                 ----
Total                            97.7%
                                 ====


                              Portfolio Summary By State

Alabama                  .5%  Alaska              2.8%    Arizona          .2%
Arkansas                  .6  California         11.7     Colorado        3.0
District of Columbia     2.3  Florida             4.9     Georgia         1.2
Guam                     5.0  Idaho               1.4     Illinois        7.1
Indiana                  3.9  Kansas               .8     Kentucky         .3
Louisiana                4.2  Maryland            1.2     Massachusetts   5.4
Michigan                 2.8  Minnesota            .6     Mississippi      .1
Missouri                  .8  Nebraska             .9     Nevada          1.1
New Hampshire             .8  New Jersey           .1     New Mexico       .3
New York                11.5  North Carolina       .4     Oregon           .7
Pennsylvania             8.3  Puerto Rico         6.2     Tennessee       1.6
Texas                    2.9  Virginia             .2     West Virginia   1.8
Wisconsin                 .1                                             ----
                                                          Total          97.7%
                                                                         ====



Tax Exempt Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)
     Principal                                 Coupon     Final
       Amount                  Security         Rate     Maturity       Value
     ---------                 --------        ------    --------       -----

                          Variable Rate Demand Notes (58.1%)
              Alabama
$  9,400      Birmingham Medical Clinic Board RB,
                    Series 1991 (CRE)           4.95%   12/01/26      $  9,400
   2,265      Northport MFH RB, Series 1995A
                    (CRE)                       4.55     9/03/15         2,265
   6,150      Phenix City Industrial Development Board RB,
                    Series 1990 (CRE)           4.60     0/01/25         6,150
              Arizona
  34,100      Apache County IDA PCRB, Series
                    1981A (CRE)                 4.38     6/15/20        34,100
              Arkansas
   9,000      Union County Industrial Board PCRB,
                    Series 1988 (CRE)           4.51     2/01/00         9,000
              California
   6,900      Agoura Hills MFH RB, Series
                    1995 (CRE)                  4.75     6/01/15         6,900
   7,280      Covina Redevelopment Agency MFH RB,
                    Series 1994A (CRE)          4.85    12/01/15         7,280
  10,925      Fontana COP, Series 1991 (CRE)    4.70     7/01/21        10,925
   2,000      Foothill/Eastern Transportation Corridor
                    Agency RB,
                    Series 1995D (CRE)          4.25     1/02/35         2,000
   6,915      Los Angeles County Housing Auth. MFH RB,
                    Series 1994B (CRE)          4.85     9/01/18         6,915
   8,200     San Diego MFH RB, Series 1993A
                    (CRE)                       4.65    12/01/15         8,200
   6,000     San Francisco City and County Redevelopment
                    Financing Auth. RB,
                    Series 1995 (CRE)           4.35     9/01/06         6,000
  10,000     Statewide Communities Development Auth. COP,
                    Series 1992 (CRE)           4.40    12/01/22        10,000
             Colorado
   6,860     Commerce City Golf Enterprise RB,
                    Series 1994 (CRE)           4.50    11/01/21         6,860
  17,900     Denver City and County Airport System RB,
                    Series 1991B (CRE)          4.75    12/01/25        17,900
   6,260     Denver City and County MFH RB,
                    Series 1985 (CRE)           4.75    12/01/09         6,260
             Housing Finance Auth. MFH RB,
   2,555            Series 1990, Huntersridge
                     Project (CRE)              4.60     3/01/12         2,555
   7,955            Series 1990, Huntington Apartments
                    Project (CRE)               4.60     3/01/12         7,955
  16,100     Smith Creek Metropolitan District RB,
                    Series 1995 (CRE)           4.50    10/01/35        16,100
             District of Columbia
   7,302     Health Facilities RB, Series 1991
                    (CRE)                       4.45     2/01/21         7,302
             Florida
             Brevard County Housing Finance Auth. MFH RB,
   2,400            Series 1993 (CRE)           4.85     7/01/05         2,400
   1,500            Series 1995 (CRE)           4.45     2/01/15         1,500
     765     Broward County Housing Finance Auth.
                    MFH RB, Series 1990 (CRE)   4.75    10/01/07           765
   2,600     Dade County Aviation Facilities RB,
                    Series 1984A (CRE)          4.40    10/01/09         2,600
   1,600     Dade County Housing Finance Auth. MFH RB,
                    Series 1995-3 (CRE)         4.40     6/01/05         1,600
   3,185     Dade County IDA PCRB               4.50     4/01/20         3,185
     400     Dade County IDA RB, Series
                    1985B (CRE)                 4.35     1/01/16           400
   4,790     Dade County MFH RB, Series 1993-1
                    (CRE)                       4.55     2/01/28         4,790
   3,400     Hillsborough County IDA RB,
                    Series 1992                 4.50     5/15/18         3,400
             Housing Finance Agency MFH RB,
   7,710            Series 1990D (CRE)          4.75    12/01/09         7,710
  12,400            Series 1995D (CRE)          4.40     4/01/13        12,400
   5,900     Jacksonville Health Facilities Auth. RB,
                    Series 1990 (CRE)           4.65     6/01/20         5,900
   3,000     Jacksonville IDA RB,
                    Series 1993 (CRE)           4.35     7/01/13         3,000
     300     Jacksonville IDRB, Series
                   1989 (CRE)                   4.25     7/01/19           300
   4,900     Jacksonville Parking System Improvement RB,
                    Series 1992 (CRE)           4.20     5/01/22         4,900
  12,800     Manatee County Housing Finance Auth. MFH RB,
                    Series 1989A (CRE)          4.50     6/01/07        12,800
     900     Miami Health Facilities Auth. RB,
                    Series 1992 (CRE)           4.40     3/01/12           900
   2,755     Palm Beach County Health Facilities RB,
                    Series 1993 (CRE)           4.35     9/01/08         2,755
   1,855     Palm Beach County IDRB, Series
                    1990 (CRE)                  4.40     5/01/02         1,855
             Pinellas County Housing Finance Auth. MFH RB,
   7,700            Series 1989A (CRE)          4.50     7/01/07         7,700
   1,395            Series 1991A (CRE)          4.50     7/01/11         1,395
   2,585     Plant City Hospital RB, Series
                    1993 (CRE)                  4.55     3/01/13         2,585
   4,500     Sarasota County Health Facilities Auth. RB,
                    Series 1989 (CRE)           4.50    12/01/19         4,500
   2,700     St. Johns County Hospital RB,
                    Series 1986A (CRE)          4.40     8/01/16         2,700
   3,000     Wauchula IDA RB, Series 1993 (CRE) 4.40    12/01/13         3,000
             Georgia
   6,500     Catoosa County IDA RB, Series
                    1991 (CRE)                  4.55    12/01/06         6,500
   2,550     Clayton County Housing Auth. MFH RB,
                    Series 1992 (CRE)           4.50     6/15/17         2,550
   6,165     Columbus IDA RB, Series 1991 (CRE) 4.50     1/01/11         6,165
  13,860     Fulton County Housing Auth. MFH RB,
                    Series 1994A (CRE)          4.45    10/01/25        13,860
  10,600    Hapeville Hotel IDA RB,
                    Series 1985 (CRE)           4.60    11/01/15        10,600
            Illinois
   7,300    Chicago-O'Hare International Airport RB,
                    Series 1984A (CRE)          4.35     1/01/15         7,300
   2,720    Development Finance Auth. Demand Notes,
                    Fiscal Year 1995-1996A (CRE)4.45     6/28/96         2,720
            Development Finance Auth. MFH RB,
   7,400            Series 1991 (CRE)           4.55    10/01/25         7,400
   4,500            Series 1993 (CRE)           4.85    12/01/13         4,500
            Indiana
   2,600    Salem Economic Development RB,
                    Series 1985 (CRE)           5.69    10/01/00         2,600
   4,060   St. Joseph County Hospital Auth. RB,
                    Series 1995 (CRE)           4.45     3/04/15         4,060
           Iowa
  13,600   Housing Finance Auth. MFH RB,
                    Series 1985A (CRE)          4.10     5/01/97        13,600
   5,900   Waterloo IDRB (CRE)                  3.80    11/01/08         5,900
           Kansas
   2,870   Kansas City MFH RB, Series 1993 (CRE)4.75     6/01/15         2,870
   4,930   Ottawa IDA RB, Series 1991 (CRE)     4.40    10/01/04         4,930
               Kentucky
   6,000   Fulton Hospital RB, Series 1985 (CRE)4.50     5/01/10         6,000
   9,490   Hancock County Industrial Building RB,
                    Series 1991 (CRE)           4.65     7/01/11         9,490
  19,000   Ohio County PCRB, Series 1983 (CRE)  4.55     6/01/13        19,000
           Louisiana
   6,050   Caddo Parish Industrial Development Board RB,
                    Series 1987 (CRE)           4.50     1/01/03         6,050
           Housing Finance Agency MFH RB,
     990            Series 1988A (CRE)          4.55     1/01/26           990
   3,720            Series 1988B (CRE)          4.55    12/01/25         3,720
   8,245   Orleans Levee District Levee Improvement
                    Bonds, Series 1986 (CRE)    4.50    11/01/14         8,245
   5,635   Orleans Levee District Public Improvement
                    Bonds, Series 1986 (CRE)    4.50    11/01/15         5,635
   8,700   Public Facilities Auth. MFH RB,
                    Series 1988 (CRE)           4.85    12/01/13         8,700
  12,685   Public Facilities IDA RB,
                    Series 1993 (CRE)           4.40     2/01/13        12,685
   8,000   St. Tammany Public Trust Financing Auth. RB,
                    Series 1995B (CRE)          4.40     6/01/05         8,000
           Maryland
   7,400   Baltimore IDA RB, Series 1986 (CRE)  4.60     8/01/16         7,400
           Michigan
  20,000   Underground Storage Tank Financial Assurance
                    Auth. RB, Series 1995I (CRE)4.35    12/01/04        20,000
           Minnesota
   4,400   Hastings Hospital RB, Series
                    1988 (CRE)                  4.60    11/01/13         4,400
  13,400   Minneapolis Community Development Agency RB,
                    Series 1995 (CRE)           4.40     4/01/10        13,400
  16,700   St. Paul Housing and Redevelopment Auth. RB,
                   Series 1982A (CRE)           4.55    12/01/12        16,700
           Mississippi
   4,345   Hinds County Urban Renewal RN,
                    Series 1991 (CRE)           4.55     1/01/07         4,345
           Missouri
           Clayton IDA RB,
   6,325          Series 1994A (CRE)            4.55    12/01/06         6,325
   6,375          Series 1994B (CRE)            4.55     2/01/07         6,375
   8,780          Series 1995C (CRE)            4.55     5/01/05         8,780
           New Hampshire
   1,085   Housing Finance Auth. MFH RB,
                  Series 1990 (CRE)             4.75     7/01/06         1,085
           New Jersey
   3,240   Economic Development Auth. RB,
                  Series 1989 (CRE)             4.55    12/01/00         3,240
           New York
   2,600   Chautauqua County IDA RB, Series
                  1984A (CRE)                   4.25     1/01/00         2,600
     750   Glens Falls IDA RB,
                  Series 1985 (CRE)             4.20     8/01/05           750
     200   New York City GO, Series
                  1995B-8 (CRE)                 4.35     8/15/24           200
           New York City Housing Development Corp. RB,
  38,760          Series 1984A (CRE)            5.70    12/01/16        38,760
   3,500          Series 1985A (CRE)            5.70    12/01/09         3,500
     400   New York City IDA RB, Series
                  1993 (CRE)                    4.10     6/30/23           400
   1,200   Oswego County IDA PCRB, Series 1992  4.30    12/01/08         1,200
     500   Rotterdam IDA RB, Series 1993A (CRE) 4.15    11/01/09           500
     600   Suffolk County IDA RB,
                  Series 1992 (CRE)             4.00    12/01/12           600
           North Carolina
     400   Medical Care Commission Hospital RB,
                    Series 1991B (CRE)          4.60    10/01/13           400
           Ohio
   6,000   Clark County IDA RB (CRE)            5.43    12/01/10         6,000
           Oklahoma
           Muskogee Industrial Trust RB,
   3,160            Series 1985, Muskogee Mall
                     Project (CRE)              4.60    12/01/15         3,160
   2,400            Series 1985, Warmack-Muskogee
                     Project (CRE)              4.60    12/01/15         2,400
   9,000   Oklahoma City Industrial and Cultural
                    Facilities Trust RB, Series
                     1985 (CRE)                 4.78     7/01/15         9,000
   6,600   Tulsa Industrial Auth. Univ. RB,
                    Series 1985 (CRE)           4.65     3/01/15         6,600
           Pennsylvania
   2,875            Montgomery County Higher
                     Education and Health Auth.
                     RB, Series 1992 (CRE)      4.38    12/01/02         2,875
           South Carolina
           Housing Finance and Development Auth. RB,
   4,465             Series 1987 (CRE)          4.50    12/01/11         4,465
   6,600             Series 1988 (CRE)          4.50    11/01/07         6,600
   5,000   Job and Economic Development Auth. RB,
                    Series 1994 (CRE)           4.50    12/01/14         5,000
   8,600   State Housing Finance and Development Auth.
                    RB, Series 1988 (CRE)       4.50     7/01/07         8,600
           Tennessee
   5,000   Hamilton County IDRB, Series
                    1985 (CRE)                  4.40    11/01/05         5,000
           Montgomery County Public Building Auth. RB,
  15,000            Series 1995 (CRE)           4.45     7/01/15        15,000
  19,000            Series 1995 (CRE)           4.45     3/01/25        19,000
   1,000   Nashville and Davidson County Health and
                    Educational Facilities Board RB,
                    Series 1989 (CRE)           4.50     2/01/09         1,000
           Nashville and Davidson County Industrial
               Development Board RB,
   4,500            Series 1994 (CRE)           4.45     6/01/08         4,500
   4,000            Series 1995 (CRE)           4.45     6/01/10         4,000
           Texas
   5,000   Austin Higher Education Auth. RB,
                    Series 1995 (CRE)           4.50     8/01/19         5,000
     400   Brazos River Auth. PCRB, Series 1988 4.40    11/01/00           400
     400   Capital IDC PCRB, Series 1984        4.30    10/01/00           400
     360   El Paso IDA RB, Series 1991 (CRE)    4.50    11/01/03           360
   1,850   Euless IDA RB, Series 1985 (CRE)     4.40    12/01/15         1,850
   6,000   Gulf Coast IDA RB, Series 1989 (CRE) 4.50    11/01/19         6,000
     500   Harris County Health Facilities RB,
                    Series 1988 (CRE)           4.40     5/01/18           500
   1,000   Hunt County Health Facilities Development
                    Corp. RB, Series 1985 (CRE) 4.40    10/01/15         1,000
     900   Hunt County IDC RB, Series 1987 (CRE)4.60    10/01/02           900
     500   McAllen IDA RB, Series 1985 (CRE)    4.50    12/01/99           500
     300   Metropolitan Higher Education Auth. RB,
                    Series 1984 (CRE)           4.50    12/01/04           300
     150   North Central Texas Health Facilities
                    Development Corp. RB, Series
                     1989 (CRE)                 4.50    12/01/98           150
  12,700   Nueces River Auth. PCRB, Series
                   1985 (CRE)                   4.60    12/01/99        12,700
   5,750   Port Arthur Navigation District IDC PCRB,
                    Series 1985 (CRE)           4.60     5/01/03         5,750
   9,200   Port Development Corp. RB, Series
                    1984 (CRE)                  4.65    12/01/04         9,200
  14,275   Tarrant County Housing Finance Corp.
                    MFH RB, Series 1994 (CRE)   4.85    11/01/07        14,275
   1,975   Travis County Housing Finance
                    Corp. MFH RB, Series
                     1985S (CRE)                4.60    12/01/07         1,975
           Utah
  8,600    Ogden City IDA RB, Series 1986 (CRE )4.20     9/01/13         8,600
           Virginia
  3,800    Alexandria IDA RB, Series 1989 (CRE) 4.45     1/01/09         3,800
           Chesterfield County IDA PCRB,
  4,700             Series 1992                 4.40     4/01/09         4,700
  3,950             Series 1993                 4.40     8/01/09         3,950
  2,969    Fairfax County American College of Radiology
                    RB (CRE)                    4.45     2/01/11         2,969
  3,800    Fluvanna County IDA RB, Series
                    1984 (CRE)                  4.53    12/01/09         3,800
  1,891    Hampton Redevelopment and Housing Auth. MFH
                    RB, Series 1985 (CRE)       4.45    12/01/05         1,891
  5,253    Harrisonburg Redevelopment and Housing Auth.
                    RN, Series 1985 (CRE)       4.45    12/01/15         5,253
           Henrico County IDA RB,
  3,050             Series 1986C                4.35     7/15/16         3,050
  3,738             Series 1991 (CRE)           4.45     9/01/11         3,738
  5,000    Louisa County IDA RB, Series
                    1995 (CRE)                  4.45     1/01/20         5,000
  2,100    Newport News Redevelopment and Housing Auth.
                    MFH RB, Series 1984 (CRE)   4.10     9/01/06         2,100
  2,450    Polytechnic Institute and State Univ. Dorm
                    and Dining Hall RB, Series
                     1984B (CRE)                4.10     6/01/04         2,450
           Washington
  2,305    Port of Benton Economic
                     Development Corp. RB,
                     Series 1989 (CRE)          4.70    11/01/05         2,305
  2,225    Port of Pasco Economic Development Corp. RB,
                    Series 1991 (CRE)           4.65     7/01/00         2,225
  2,260    Seattle IDA RB, Series 1989-I,
                    Lot 1 (CRE)                 4.65     8/01/04         2,260
           West Virginia
  6,270         Cabell County Nursing and
                     Rehabilitation Facilities
                      RB, Series 1993 (CRE)     4.50    10/01/10         6,270
           Wisconsin
 10,000    Wausau IDRB, Series 1993 (CRE)       4.45    10/01/02        10,000
                                                                      --------
               Total variable rate demand notes (cost: $842,958)       842,958
                                                                      --------


                           Put Bonds (24.9%)
           California
 12,000    Higher Education Loan Auth. RB,
                    Series 1987B (CRE)          3.90     7/01/02       12,000
 35,040    Irvine Assessment District
                    #85-7 CP (CRE)              3.90     9/02/11       35,040
 15,000    Irvine Assessment District
                    #85-7 CP (CRE)              3.75     9/02/11       15,000
 25,000    Student Education Loan Marketing Corp. RB,
                    Series 1993A (CRE)          4.40    11/01/02       25,000
           Florida
  7,900    Jacksonville IDA RB,
                  Series 1989 (CRE)             4.00    10/01/09        7,900
           St. Lucie County PCRB,
  1,200           Series 1992                   4.25     5/01/27        1,200
 15,300           Series 1992                   4.23     5/01/27       15,300
  5,000           Series 1994B                  4.25     7/01/29        5,000
  1,000           Series 1994B                  4.23     7/01/29        1,000
           Georgia
  7,925    Roswell Housing Auth. MFH RB,
                    Series 1984B (CRE)          4.30    11/01/14        7,925
           Illinois
           Chicago GO,
 15,000             Series 1994C (CRE)          3.90    10/31/99       15,000
  8,500             Series 1995A (CRE)          4.60    10/31/96        8,500
  4,000    Decatur Water RB, Series 1985 (CRE)  4.05     5/01/15        4,000
           Health Facilities Auth. RB,
  8,000             Series 1990A (CRE)          4.00     2/01/19        8,000
 16,300             Series 1991A (CRE)          4.00    10/01/15       16,300
 14,000             Series 1992                 4.30     1/01/26       14,000
 20,000             Series 1995                 3.65     6/01/30       20,000
           Kentucky
  2,000    Lexington-Fayette Urban County Government
                    Residential Facilities RB,
                     Series 1987 (CRE)          4.50     4/01/15        2,000
  3,000    Pendleton County Self-Insurance
                     Funding RB, Series
                      1987 (CRE)                4.00     7/01/01        3,000
           Louisiana
           Plaquemines Port Harbor and Terminal
                    District Port Facilities RB,
  8,850              Series 1984B (CRE)         4.50     3/15/06        8,850
 11,100             Series 1985B                3.90     9/01/07       11,100
  8,510    Public Facilities IDA RB,
                    Series 1984 (CRE)           4.75    12/01/14        8,510
           Maryland
  6,900    Anne Arundel County RB,
                    1988 Issue (CRE)            3.90     6/15/11        6,900
  4,300    Calvert County RB, 1987 Issue (CRE)  3.90    12/01/04        4,300
           Missouri
           Environmental Improvement and Energy
                    Resources Auth. PCRB,
  7,000             Series 1984 (CRE)           4.00     6/01/14        7,000
 11,800             Series 1984A (CRE)          4.00     6/01/14       11,800
           New Hampshire
  5,000    Higher Educational and Health Facilities
                    Auth. RB, Series 1985       4.10     6/01/25        5,000
           New York
           Energy Research and Development Auth. PCRB,
  2,200             Series 1985A (CRE)           4.65    3/15/15        2,200
  3,500             Series 1985B (CRE)           4.10   10/15/15        3,500
  4,000             Series 1985D (CRE)           4.60   12/01/15        4,000
           North Carolina
  7,845    Wake County Industrial Facilities PCRB,
                    Series 1990B (CRE)           3.80    6/15/14        7,845
           Oregon
  3,000    Clackamas County Hospital Facility
                    Auth. RB                     4.20    4/01/14        3,000
 18,000    Klamath Falls Electric RB, Series
                    1986C                        4.40    5/01/23       18,000
           Pennsylvania
  6,320    Ferguson Industrial and Commercial
                    Development Auth. RB,
                     Series 1981                 4.30   11/01/06        6,320
           Philadelphia GO,
  8,300             Series 1990 (CRE)            3.90    8/01/20        8,300
  2,100             Series 1990 (CRE)            3.80    8/01/20        2,100
           Virginia
 18,000    Housing Development Auth. Commonwealth
                    Mortgage RB, Series 1995D    3.65    1/01/19       18,000
           Washington
  3,500    Seattle Municipal Light and Power RB,
                    Series 1991B                 4.40     5/01/11       3,500
           Wisconsin
           Health and Educational Facilities Auth. RB,
  2,100             Series 1988A (CRE)           4.05     3/01/17       2,100
  3,400             Series 1988A (CRE)           4.00     3/01/17       3,400
                                                                     --------
           Total put bonds (cost: $361,890)                           361,890
                                                                     --------

                          Fixed Rate Instruments (16.0%)
           California
  3,225    Community College Financing Auth. TRAN,
                    Series 1995B                 5.00     8/30/96       3,239
  7,000    Pasadena TRAN, Series 1994            4.75    10/27/95       7,003
           Revenue Anticipation Warrants,
 13,110             Series 1994C (CRE)           5.75     4/25/96      13,195
 12,500             Series 1994C (Insured) (CRE) 5.75     4/25/96      12,655
 10,000    San Bernardino County TRAN,
                    Series 1995-96 (CRE)         4.50     7/05/96      10,040
  4,400    San Ramon Valley Unified School District
                    TRAN, Series 1994-1995       5.25     3/13/96       4,406
 12,000    Sonoma County TRAN, Series 1994-1995  4.75    10/10/95      12,002
           Idaho
 13,360    Boise RAN, Series 1995A               5.00     3/29/96      13,408
           Illinois
 14,500    Toll Highway Auth. RB, Series 1986    7.38     1/01/06(a)   14,910
           Massachusetts
 15,000    Gloucester BAN, Series 1995C (CRE)    4.25     9/20/96      15,049
 12,000    Massachusetts Bay Transportation Auth. Notes,
                    Series 1995A                 5.50     3/01/96      12,042
           Minnesota
  3,600    St. Paul Independent School District 625 Tax
                    Anticipation GO, Series
                     1995A (CRE)                 5.38     3/28/96       3,614
  3,650    Westonka Independent School District 277 Tax
                    Anticipation GO,
                     Series 1995 (CRE)           5.50     3/09/96       3,663
 12,500    White Bear Lake Independent School District
                    624 Tax Anticipation GO,
                     Series 1995A (CRE)          5.25     3/21/96      12,532
           New Jersey
  6,835    Bridgewater Township BAN              4.75    11/27/95       6,835
  7,027    North Bergen Township BAN             5.75     1/26/96       7,041
           New Mexico
  8,500    Albuquerque Municipal School District
                    Number 12 GO, Series 1995    5.10     8/01/96       8,583
           New York
  5,304    Hempstead BAN, Series 1995A           5.25     3/01/96       5,318
 12,500    Urban Development Corp. RB,
                    Series 1986B                 8.00     1/01/06(a)   12,856
           Ohio
  5,515    Shaker Heights GO BAN                 4.63    10/19/95       5,516
  6,800    Univ. of Cincinnati BAN, Series K1    5.00     3/21/96       6,811
           Texas
  9,400    Houston Water and Sewer System RB,
                    Series 1991D (CRE)           5.55    12/01/95       9,421
 11,900    Richardson Independent School
                    District TRAN, Series 1995   4.50     8/30/96      11,947
 19,900    TRAN, Series 1995A                    4.75     8/30/96      20,020
                                                                   ----------
           Total fixed rate instruments (cost: $232,106)              232,106
                                                                   ----------
           Total investments (cost: $1,436,954)                    $1,436,954
                                                                   ==========

         Portfolio Summary By Industry

Multi-Family Housing                   18.4%
General Obligations                    11.7
Electric Power                          8.6
Hospitals                               8.3
Education                               6.3
Buildings                               6.0
Special Assessment/Tax/Fee              5.3
Escrowed Securities                     3.2
Nursing Care                            3.1
Community Service                       2.5
Hotel/Motel                             2.5
Ports/Wharfs                            2.0
Airports                                1.9
Manufacturing - Diversified Industries  1.5
Pollution Control                       1.4
Gas Utilities                           1.2
Single-Family Housing                   1.2
Water Utilities                         1.2
Transportation - Miscellaneous          1.1
Other                                  11.6
                                      -----
Total                                  99.0%
                                      =====

                             Portfolio Summary By State
Alabama         1.2%    Arizona        2.3%    Arkansas                .6%
California     14.3     Colorado       4.0     District of Columbia    .5
Florida         8.6     Georgia        3.3     Idaho                   .9
Illinois        8.4     Indiana         .5     Iowa                   1.3
Kansas           .5     Kentucky       2.7     Louisiana              5.7
Maryland        1.3     Massachusetts  1.9     Michigan               1.4
Minnesota       3.7     Mississippi     .3     Missouri               2.8
New Hampshire    .4     New Jersey     1.2     New Mexico              .6
New York        5.3     North Carolina  .6     Ohio                   1.3
Oklahoma        1.5     Oregon         1.4     Pennsylvania           1.4
South Carolina  1.7     Tennessee      3.3     Texas                  7.1
Utah             .6     Virginia       4.2     Washington              .7
West Virginia    .4     Wisconsin      1.1                           ----
                                               Total                 99.0%
                                                                     ====

Notes to Portfolios of Investments
(In Thousands)

September 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

     BAN  Bond Anticipation Note                 IDRB  Industrial Development
     COP  Certificate of Participation                    Revenue
     CP   Commercial Paper                       MFH   Multi-Family Housing
     CRE  Credit Enhanced                        PCRB  Polluton Control
     GO   General Obligation  	                          Revenue Bond
     IDA  Industrial Development                 RAN   Revenue Anticipation Note
            Authority/Agency                     RB    Revenue Bond
     IDC  Industrial Development                 RN    Revenue Note
            Corporation                          TRAN  Tax Revenue
                                                           Anticipation Note

Specific Notes

(a)  Prerefunded to various dates prior to maturity at the call price.
(b) Zero Coupon security. Rate represents the effective yield at date of purchase.
(c) At September 30, 1995, the cost of securities purchased on a delayed delivery basis for the Intermediate-Term and Short-Term Funds was $13,614 and $7,501, respectively.
(d) Rate changes periodically and is subject to a floor of 6% and a ceiling of 12%.

See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Six-month period ended September 30, 1995
(Unaudited)

                                                                          Tax Exempt
                             Long-Term    Intermediate-    Short-Term     Money Market
                               Fund        Term Fund          Fund           Fund
                             ---------    ------------     ----------     ------------
Net investment income:
     Interest income        $  58,301     $   46,942       $  20,236      $  29,531

     Expenses:
          Management fees       2,511          2,203           1,099          2,024
          Transfer agent's fees   542            528             339            502
          Custodian's fees        116            111             76             167
          Postage                  56             54             44              82
     Shareholder reporting fees    24             24             24              45
          Directors' fees           1              1              1               1
          Registration fees        22             21             22              32
          Audit fees               17             17             17              17
          Legal fees                3              3              8               3
          Other                    26             23             16              26
                               ------         ------         ------          ------
               Total expenses   3,318          2,985          1,646           2,899
                               ------         ------         ------          ------
                 Net investment
                 income        54,983         43,957         18,590          26,632
                               ------         ------         ------          ------


Net realized and unrealized gain
   (loss) on investments:
      Net realized gain (loss)  5,093           (744)          (360)            _
      Change in net unrealized
               appreciation
                /depreciation  23,698         41,197          9,908             _
                               ------         ------         ------          ------
            Net realized and
             unrealized gain   28,791         40,453          9,548             _
                               ------         ------         ------          ------

Increase in net assets resulting
     from operations        $  83,774      $  84,410      $  28,138       $  26,632
                            =========      =========      =========       =========

See accompanying notes to financial statements.


Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1995 and Year ended March 31, 1995
(Unaudited)
                                                                                                                Tax Exempt
                                                Long-Term             Intermediate-         Short-Term         Money Market
                                                  Fund                  Term Fund              Fund                Fund
                                                  ----                  ---------              ----                ----

                                             9/30/95    3/31/95     9/30/95    3/31/95   9/30/95    3/31/95   9/30/95   3/31/95
                                             -------    -------     -------    -------   -------    -------   -------   -------
From operations:
  Net investment income                  $   54,983 $  109,659 $   43,957 $   84,836 $ 18,590 $   40,035 $   26,632 $   44,967
  Net realized gain (loss) on investments     5,093    (62,334)     (744)     (8,896)    (360)    (3,175)        -         -
  Change in net unrealized appreciation
      /depreciation of investments           23,698     36,258     41,197     10,764      9,908      535         -         -
                                          --------- ---------- ----------  ---------  --------- --------- --------- ----------
        Increase in net assets
            resulting from operations        83,774     83,583     84,410     86,704     28,138    37,395    26,632     44,967
                                          --------- ---------- ----------  ---------  --------- --------- --------- ----------
Distributions to shareholders from:
     Net investment income                  (54,983)  (107,798)   (43,957)   (84,836)   (18,590)  (40,035)  (26,632)   (44,967)
                                          --------- ----------  ---------  ---------  ---------  -------- --------- ----------
     Net realized gains                          -      (12,042)       -       (3,178)       -         -         -          -
                                          --------- ----------  ---------  ---------  ---------  -------- --------- ----------

From capital share transactions:
     Shares sold                            341,510    752,881    132,210    334,817    124,643   370,243   842,074  1,991,020
     Shares issued for dividends reinvested  39,448     87,645     33,913     68,192     15,604    33,428    25,054     42,040
     Shares redeemed                       (370,258)  (861,319)  (113,390)  (431,132)  (172,793) (595,498) (872,503)(2,146,073)
                                          ---------  ---------  ---------  ---------  --------- --------- --------- ----------
        Increase (decrease) in net assets
          from capital share transactions   10,700     (20,793)    52,733    (28,123)   (32,546) (191,827)   (5,375)  (113,013)
                                          --------   ---------  ---------  ---------  --------- --------- --------- ----------

Net increase (decrease) in net assets       39,491     (57,050)    93,186    (29,433)   (22,998) (194,467)   (5,375)  (113,013)
Net assets:
     Beginning of period                 1,774,643   1,831,693  1,529,750  1,559,183    801,157   995,624 1,456,747  1,569,760
                                         ---------   ---------  ---------  ---------  ---------  -------- ---------  ---------
     End of period                      $1,814,134  $1,774,643 $1,622,936 $1,529,750 $  778,159 $ 801,15 $1,451,372 $1,456,747
                                        ==========  ========== ========== ========== ========== ======== ========== ==========
Change in shares outstanding:
     Shares sold                            26,129      59,286     10,420     27,070     11,829    35,503   842,074  1,991,020
     Shares issued for dividends reinvested  3,014       6,859      2,670      5,523      1,480     3,205    25,054     42,040
     Shares redeemed                       (28,243)    (67,925)    (8,942)   (35,144)   (16,403)  (57,164) (872,503)(2,146,073)
                                         ---------  ----------  ---------  ---------  ---------  -------- --------- ----------
       Increase (decrease) in shares
           outstanding                         900      (1,780)     4,148     (2,551)    (3,094)  (18,456)   (5,375)  (113,013)
                                         =========  ==========  =========  =========  =========  ======== ========= ==========
Authorized shares of $.01 par value        175,000     175,000    170,000    170,000    135,000   135,00  2,600,000  2,600,000
                                         =========  ==========  =========  =========  =========  =======  ========= ==========

See accompanying notes to financial statements.


Notes to Financial Statements
(In Thousands)

September 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA TAX EXEMPT FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Long-Term Fund, Intermediate-Term Fund, Short-Term Fund, and Tax Exempt Money Market Fund (the Funds).

A. Security valuation _ Investments in the Long-Term, Intermediate-Term, and Short-Term Funds are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Securities and Exchange Commission, all securities in the Tax Exempt
Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes _ Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities _ As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds.

(2) Line of Credit

The Funds participate with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996 for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, each Fund may borrow amounts not to exceed 5% of the value of its total assets. All borrowings must be repaid before additional investments are made. Borrowings under this Agreement bear interest at .125% over the Federal
Funds Rate as published by the Federal Reserve Bank of New York or at
 .125% over the London Interbank Offered Rate. The Long-Term Fund had four borrowings (each for one business day) under this Agreement during the six-month period ended September 30, 1995, incurring $4 in interest expense. The Intermediate-Term, Short-Term, and Tax Exempt Money Market
Funds had no borrowings under the Agreement during the period.

(3) Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1995.

Distributions of realized gains from security transactions not offset by capital losses are generally made in the succeeding fiscal year. At September 30, 1995, the Long-Term, Intermediate-Term, and Short-Term Funds had capital loss carryovers of approximately $57,262, $9,645, and $3,965, respectively, which will expire in or before 2004. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1995 were as follows:

              Long-Term    Intermediate-   Short-Term
                Fund        Term Fund         Fund
                ----        ---------         ----

Purchases $    486,298   $    242,307   $    118,104

Sales     $    496,414   $    202,352   $    187,018


Purchases and sales/maturities of securities for the six-month ended September 30, 1995 for the Tax Exempt Money Market Fund were $2,193,469 and $2,194,142, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1995 was as follows:

                Long-Term            Intermediate-       Short-Term
                  Fund                Term Fund             Fund
                  ----                ---------             ----

Appreciation   $    90,550         $    72,082         $    9,174
Depreciation        (4,794)             (4,121)              (882)
               -----------         -----------         ----------

       Net     $    85,756         $    67,961         $    8,292
               ===========         ===========         ==========



(5)  Transactions with Manager

A. Management fees _ The investment policy of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed at .28% of the average annual net assets of each Fund.

B. Transfer agent's fees _ USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement _ The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

(6)  Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution.

At September 30, 1995, the Association and its affiliates owned 4,070 shares (3.2%) of the Intermediate-Term Fund and 10,260 shares (.7%) of the Tax Exempt Money Market Fund.


(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                   Net Asset    Net   Net Realized   Distributions
    Fiscal          Value At  Invest-      and         from Net     Distributions
     Year          Beginning   Ment    Unrealized     Investment     of Realized
    Ended          Of Period  Income   Gain (Loss)      Income      Capital Gains
    -----             ($)       ($)        ($)            ($)           ($)
                   ---------  ------     ------         ------      -------------

Long-Term Fund:
March 31, 1991       13.01     .94          .12          (.94)           -
          1992       13.13     .92          .41          (.92)           -
          1993       13.54     .88          .75          (.88)         (.08)
          1994       14.21     .81         (.44)         (.82)         (.56)
          1995       13.20     .79         (.16)         (.78)         (.09)
          1996**     12.96     .40          .20          (.40)           -

Intermediate-Term Fund:
March 31, 1991       11.87     .82          .13          (.82)           -
          1992       12.00     .79          .29          (.79)           -
          1993       12.29     .74          .61          (.74)           -
          1994       12.90     .69         (.29)         (.69)         (.13)
          1995       12.48     .69          .05          (.69)         (.03)
          1996**     12.50     .35          .33          (.35)           -
Short-Term Fund:
March 31, 1991       10.39     .67         (.04)         (.67)           -
          1992       10.35     .59          .13          (.59)           -
          1993       10.48     .50          .15          (.50)           -
          1994       10.63     .45         (.15)         (.45)           -
          1995       10.48     .47         (.01)         (.47)           -
          1996**     10.47     .25          .13          (.25)           -
Tax Exempt Money Market Fund:
March 31, 1991        1.00     .06          -            (.06)           -
          1992        1.00     .04          -            (.04)           -
          1993        1.00     .03          -            (.03)           -
          1994        1.00     .02          -            (.02)           -
          1995        1.00     .03          -            (.03)           -
          1996**      1.00     .02          -            (.02)           -

[CAPTION]

                                                                    Ratio of Net
                   Net Asset                          Ratio of       Investment
    Fiscal         Value at            Net Assets     Expenses         Income
     Year             End     Total       at End     To Average      to Average    Portfolio
    Ended          Of Period  Return   Of Period     Net Assets      Net Assets    Turnover
    ------            ($)      (%)*     ($000)           (%)            (%)           (%)
                   ---------  ------   ---------     ----------      ----------    --------
Long-Term Fund:
March 31, 1991       13.13    8.46     1,355,321          .40           7.22         91.41
          1992       13.54   10.39     1,638,848          .40           6.83         76.28
          1993       14.21   12.46     1,882,882          .39           6.35         88.27
          1994       13.20    2.36     1,831,693          .38           5.69        109.28
          1995       12.96    5.07     1,774,643          .38           6.23        163.38
          1996**     13.16    4.70     1,814,134          .37(a)        6.13(a)      27.92(b)

Intermediate-Term Fund:
March 31, 1991       12.00    8.30       575,770          .43           6.91         66.26
          1992       12.29    9.24       893,874          .44           6.45         66.57
          1993       12.90   11.29     1,374,159          .42           5.85         74.02
          1994       12.48    3.06     1,559,183          .40           5.30         69.45
          1995       12.50    6.16     1,529,750          .40           5.63         72.00
          1996**     12.83    5.54     1,622,936          .38(a)        5.59(a)      13.08(b)
Short-Term Fund:
March 31, 1991       10.35    6.27      423.914           .50           6.48         96.10
          1992       10.48    7.09      680,075           .48           5.59        107.35
          1993       10.63    6.37      862,182           .43           4.75        138.20
          1994       10.48    2.87      995,624           .43           4.25        101.67
          1995       10.47    4.51      801,157           .42           4.50        102.93
          1996**     10.60    3.66      778,159           .42(a)        4.74(a)      17.13(b)
Tax Exempt Money Market Fund:
March 31, 1991        1.00    5.94    1,508,862           .40           5.76           -
          1992        1.00    4.30    1,483,554           .39           4.21           -
          1993        1.00    2.89    1,501,098           .40           2.85           -
          1994        1.00    2.31    1,569,760           .40           2.29           -
          1995        1.00    2.98    1,456,747           .39           2.93           -
          1996**      1.00    1.86    1,451,372           .40(a)        3.68(a)        -


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) Effective September 30, 1995, portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put dateintervals of less than one year. Had these securities been excluded for March 31, 1995, the portfolio turnover rates for the Long-Term, Intermediate-Term, and Short-Term Funds would have been 64.72%, 27.26%, and 32.61%, respectively.

*    Assumes reinvestment of all dividend income and capital gain distributions during the period.
**   For the six-month period ended September 30, 1995.